UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Hoku Scientific, Inc.

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HOKU SCIENTIFIC, INC.

1288 Ala Moana Boulevard, Suite 220

Honolulu, Hawaii 96814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 15, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of HOKU SCIENTIFIC, INC., a Delaware corporation. The meeting will be held on Monday, March 15, 2010 at 11:00 a.m. local time at the Outrigger Waikiki on the Beach, 2335 Kalakaua Avenue, Honolulu, Hawaii 96815 for the following purposes:

1.	To elect two directors named in the proxy statement to hold office until the Fiscal Year 2012 Annual Meeting of Stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010.

3.	To approve an amendment to our Amended and Restated Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation.

4.	To approve an amendment to our 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to stock awards.

5.	To approve an amendment to our 2005 Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to options.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is February 10, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Dustin M. Shindo

Dustin M. Shindo,

Chairman of the Board, President and Chief Executive Officer

Honolulu, Hawaii

March 1, 2010

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed by your broker or bank, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE FISCAL YEAR 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 15, 2010

Our proxy statement, annual report to stockholders on Form 10-K, and amended annual report to stockholders on Form 10-K/A, are available at www.hokucorp.com/proxy.html.

HOKU SCIENTIFIC, INC.

1288 Ala Moana Boulevard, Suite 220

Honolulu, Hawaii 96814

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

March 15, 2010

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hoku Scientific, Inc., or Hoku, is soliciting your proxy to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2009, or the Fiscal Year 2009 Annual Meeting. You are invited to attend the Fiscal Year 2009 Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about March 1, 2010 to all stockholders of record entitled to vote at the Fiscal Year 2009 Annual Meeting.

Who can vote at the Fiscal Year 2009 Annual Meeting?

Only stockholders of record at the close of business on February 10, 2010 will be entitled to vote at the Fiscal Year 2009 Annual Meeting. On this record date, there were 54,851,014 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on February 10, 2010 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Fiscal Year 2009 Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 10, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Fiscal Year 2009 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Fiscal Year 2009 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•	Election of two directors named in the proxy statement;

•	Ratification of Ernst & Young LLP as our independent registered public accounting firm, for our fiscal year ending March 31, 2010;

•	Approval of an amendment to our Amended and Restated Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation;

•	Approval of an amendment to our 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to stock awards; and

•	Approval of an amendment to our 2005 Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to options.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against”, or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Fiscal Year 2009 Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Fiscal Year 2009 Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

➢	To vote in person, come to the Fiscal Year 2009 Annual Meeting and we will give you a ballot when you arrive.

➢	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Fiscal Year 2009 Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Fiscal Year 2009 Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of February 10, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” each of the proposals. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Fiscal Year 2009 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

➢	You may submit another properly completed proxy card with a later date.

➢	You may send a written notice that you are revoking your proxy to Hoku’s Secretary at Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814.

➢	You may attend the Fiscal Year 2009 Annual Meeting and vote in person. Simply attending the Fiscal Year 2009 Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

We plan to hold our Fiscal Year 2010 Annual Meeting during September 2010. To be considered for inclusion in our Fiscal Year 2010 Annual Meeting proxy materials, your proposal must be submitted in writing by June 10, 2010, to Hoku’s Secretary at Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814. Because our Fiscal Year 2010 Annual Meeting is scheduled to be held more than 30 days from the anniversary of the Fiscal Year 2009 Annual Meeting, you must submit notice of any nomination for director or any proposal that is not made pursuant to Rule 14a-8 and will not be included in next year’s proxy materials no earlier than the 120th day before the Fiscal Year 2010 Annual Meeting and no later than the 90th day before the Fiscal Year 2010 Annual Meeting or the 10th day following the day on which public announcement of the date of the Fiscal Year 2010 Annual Meeting is first made. You are also advised to review Hoku’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of a director, “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Abstentions will be counted towards the vote total for the ratification of Ernst & Young LLP as our independent registered public accounting firm and will have the same effect as an “Against” vote. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

➢	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withhold” will affect the outcome.

➢

To be approved, Proposal 2, the ratification of Ernst & Young LLP, as our independent registered public accounting firm, must receive a “For” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. If you do not vote, it will have no effect. Broker non-votes will also have no effect.

➢	To be approved, Proposal 3, an amendment to our Amended and Restated Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation, must receive a “For” vote by the holders of a majority of the voting power of all shares entitled to vote generally in the election of directors, voting together as a single class. Because the number of votes required to pass this proposal is a majority of the number of shares entitled to vote, rather than the number of shares actually present and voting, abstentions and broker non-votes will be votes not cast for this proposal and would therefore have the same effect as votes cast against this proposal.

➢	To be approved, Proposal 4, an amendment to our 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to stock awards, must receive a “For” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. If you do not vote, it will have no effect. Broker non-votes will also have no effect.

➢	To be approved, Proposal 5, an amendment to our 2005 Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to options, must receive a “For” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. If you do not vote, it will have no effect. Broker non-votes will also have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Fiscal Year 2009 Annual Meeting or by proxy. On the record date, there were 54,851,014 shares outstanding and entitled to vote. Thus, 27,425,508 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Fiscal Year 2009 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Fiscal Year 2009 Annual Meeting?

Preliminary voting results will be announced at the Fiscal Year 2009 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed within four business days after the Fiscal Year 2009 Annual Meeting.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

What is “Notice and Access?”

The SEC has adopted amendments to the proxy rules that change how companies must provide proxy materials. These new rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following two options for making proxy materials available to stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all its stockholders, or use full set delivery for some while adopting the notice only option for others. We must comply with these new rules in connection with our Fiscal Year 2009 Annual Meeting.

What is the “full set” delivery option?

Under the full set delivery option, a company delivers all proxy materials to its stockholders as it would have done prior to the change in the rules. This can be by mail or, if a stockholder has previously agreed, electronically. In addition to delivering proxy materials to stockholders, the company must now post all proxy materials on a publicly-accessible website (other than the SEC’s website) and provide information to stockholders about how to access that website.

In connection with our Fiscal Year 2009 Annual Meeting, we have elected to use the full set delivery option. Accordingly, you should have received the proxy materials by mail. Additionally, we have posted these materials at www.hokucorp.com/proxy.html.

What is the “notice only” option?

Under the notice only option, a company must post all of its proxy materials on a publicly-accessible website. However, instead of delivering its proxy materials to stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” which outlines (i) information regarding the date and time of the meeting of stockholders as well as the items to be considered at the meeting; (ii) information regarding the website where the proxy materials are posted; and (iii) various means by which a stockholder can request paper or e-mail copies of the proxy materials. The stockholder may request that the company deliver paper copies of the proxy materials.

Will Hoku use the notice only option in the future?

Although we have to use the full set delivery option in connection with the Fiscal Year 2009 Annual Meeting, we may choose to use the notice only option in the future. We plan to evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider the future use of the notice only option.

BOARD OF DIRECTORS AND COMMITTEE INFORMATION

PROPOSAL 1

ELECTION OF DIRECTORS

Hoku’s Board of Directors, or the Board, is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Pursuant to our investment transaction with Tianwei New Energy Holdings Co., Ltd., or Tianwei, that closed on December 22, 2009, we increased the size of our Board of Directors to consist of seven directors, four of whom have been designated by Tianwei. Effective as of the closing of the Tianwei transaction, Karl M. Taft III and Kenton T. Eldridge have resigned from our Board of Directors, and Yu Wen, Zhong Li, Wei Xia and Yi Zheng have been appointed to our Board of Directors. Karl E. Stahlkopf and Dean K. Hirata remain as members of our Board of Directors, and Dustin M. Shindo will remain as Chairman of the Board of Directors until March 31, 2010. On February 16, 2010, we announced that Mr. Shindo is resigning as Chairman of our Board of Directors, President and Chief Executive Officer effective March 31, 2010. As a result, our Board of Directors has appointed Scott B. Paul to serve as a member of our Board of Directors to fill the vacancy created by Mr. Shindo’s resignation. Mr. Paul has also been appointed to serve as our President and Chief Executive Officer. Mr. Paul’s appointment as a member of our Board of Directors and as President and Chief Executive Officer will commence on April 1, 2010. Effective April 1, 2010, Wei Xia has been appointed to serve as our Chairman of the Board of Directors

The independent members of our Board have recommended and approved the nomination of Dean K. Hirata and Wei Xia to our Board. The nomination of Messrs. Hirata and Xia was also approved by the full Board. If elected at the Fiscal Year 2009 Annual Meeting, Messrs. Hirata and Xia would each serve until the Fiscal Year 2012 Annual Meeting and until his respective successor is elected and has qualified, or until his earlier death, resignation or removal.

It is our policy to encourage directors and nominees for director to attend our annual meetings. Messrs. Shindo, Hirata and Eldridge and Dr. Stahlkopf attended the Fiscal Year 2008 Annual Meeting. The following is a brief biography of each of the nominees for director and each director whose term will continue after the Fiscal Year 2009 Annual Meeting and their ages as of December 31, 2009.

Nominee for Election for a Three-Year Term Expiring at Our Fiscal Year 2012 Annual Meeting

Dean K. Hirata, Age 52	Mr. Hirata has served as a member of our Board since January 2007. Mr. Hirata has served since 2006 as Vice Chairman and Chief Financial Officer of Central Pacific Financial Corp., the holding company of Central Pacific Bank. From 2004 to 2006, he served as Executive Vice President and Chief Financial Officer of Central Pacific Financial Corp. From 2002 to 2004, he served as Executive Vice President and Chief Financial Officer of CB Bancshares, Inc., a bank holding company, whose principal subsidiary was City Bank. From 1999 to 2002, he served as Senior Vice President and Chief Financial Officer of CB Bancshares. From 1990 to 1999, Mr. Hirata served as Controller of First Hawaiian Bank. From 1980 to 1990, Mr. Hirata was with KPMG LLP, an independent registered public accounting firm. Mr. Hirata holds a Bachelor in Business Administration from the University of Hawaii.

Wei Xia, Age 50	Mr. Xia has served as a member of our Board since December 2009. Mr. Xia has served since 2004 as the Vice General Manager of Baoding Tianwei Group Co., Ltd., the parent company of Tianwei. From 1999 to 2004, he served as the Vice General Manager of Baoding Tianwei Baobian Electric Co., Ltd., an affiliate of Tianwei. From 1997 to 1999, he served as the Vice Manager of Baoding Tianwei Group Large Transformer Company, an affiliate of Tianwei. Mr. Xia holds a Bachelor in Engineering from Lanzhou University of Technology.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ABOVE-NAMED NOMINEES.

Directors Continuing in Office Until Our Fiscal Year 2010 Annual Meeting

Yu Wen, Age 38	Mr. Wen has served as a member of our Board since December 2009 Mr. Wen has served since 2008 as Deputy Chairman of Tianwei. He has also served since 2009 as the President and as a Director of Chengdu Industry Investment & Industry Innovation Investment Co., Ltd. Since 2005, Mr. Wen served as Deputy Chairman of Tongfang Investment Co., Ltd. From 2003 to 2004, Mr. Wen served as Chairman of Shenzhen Yuanhong Venture Investment Co. Ltd. From 2003 to 2004, Mr. Wen served as the Group Leader of All-China Federation of Industry & Commerce Youth Entrepreneur League Arrangement Group. Mr. Wen has a B.S. in Basic Medical from Beijing Medical University and a B.S. in International Finance from the Central University of Finance and Economics.

Zhong Li, Age 41	Mr. Li has served as a member of our Board since December 2009. Mr. Li has served since 2006 as the Vice General Manager and Member of the CPC Committee of Baoding Tianwei Baobian Electric Co., Ltd., an affiliate of Tianwei. He has served since 2007 as General Manager and a Board Member of Tianwei Sichuan Silicon Co., Ltd., an affiliate of Tianwei. Since 2007, Mr. Li has served as a Board Member of Tianwei, and as a Board Member of Sichuan Xinguang Silicon-Tech Co., Ltd., Leshan Ledian Tianwei Silicon-Tech Co., Ltd. and Tibet Huaguan Technology Co., Ltd., respectively, each an affiliate of Tianwei. From 2006 to 2007, Mr. Li served as the Vice General Manager of Sichuan Xinguang Silicon-Tech Co., Ltd., an affiliate of Tianwei. In 2007, he served as the Team Leader of the Steering Committee of Tianwei. From 2004 to 2005, he served as the General Manager of Baoding Tianwei Cemecon Coating Technology Co., Ltd., an affiliate of Tianwei. Mr. Li has a B.S. in Engineering Management from Nanhua University and an M.B.A. from Tianjin University.

Directors Continuing in Office Until Our Fiscal Year 2011 Annual Meeting

Scott B. Paul, Age 36	Effective April 1, 2010, Mr. Paul has been appointed by our Board of Directors to succeed Dustin M. Shindo as President and Chief Executive Officer. Mr. Paul has served as our Chief Operating Officer since November 2008. Previously, he served as our Vice President, Business Development and General Counsel from July 2003 to November 2008. Mr. Paul was also our Secretary from November 2004 to March 2005. From June 2002 to June 2003, Mr. Paul was Associate General Counsel and Director of Business Development at Read-Rite Corporation, a component supplier for hard disk and tape drives. From April 2000 to June 2002, he was an attorney in the Business and Technology Group at Brobeck, Phleger & Harrison LLP, a law firm. From October 1999 to April 2000, Mr. Paul was an attorney in the Business Solutions Group at Reed Smith Crosby Heafey, LLP, a law firm, and from October 1998 to October 1999, he was an attorney at Ropers, Majeski, Kohn & Bentley, a law firm. Mr. Paul has a B.A. in Psychology from the University of California, Los Angeles and a J.D. from Santa Clara University School of Law.

Karl E. Stahlkopf, Ph.D., Age 69	Dr. Stahlkopf has served as a member of our Board since July 2002. He is currently a Partner and Director of Sennet Capital, a merchant bank, where he is focused on the financing of renewable energy projects. He joined Sennet in July 2009. Dr. Stahlkopf was Senior Vice President, Energy Solutions and Chief Technology Officer of Hawaiian Electric Company, Inc., a subsidiary of Hawaiian Electric Industries, Inc. from May 2002 until July 2009. While at Hawaiian Electric Dr. Stahlkopf also served as President of Renewable Hawaii, Inc., the renewable energy subsidiary of Hawaiian Electric Company, Inc. From November 1973 to April 2002, Dr. Stahlkopf served as Vice President of Power Delivery and Utilization at Energy Power Research Institute, or EPRI, an independent, non-profit center for electricity and environmental research. During his tenure at EPRI, Dr. Stahlkopf was also a founder and served as the President and Chief Executive Officer of EPRI Solutions, a subsidiary of EPRI, and was Chairman of the board of directors of Sure-Tech, LLC, a manufacturer of power electronic devices. Dr. Stahlkopf has a B.S. in Electrical Engineering and Naval Science from the University of Wisconsin and an M.S. and Ph.D. in Nuclear Engineering from the University of California, Berkeley.

Yi Zheng, Ph.D., Age 36	Dr. Zheng has served as a member of our Board since December 2009. Dr. Zheng has served since 2009 as the President of Yuanhong Venture Capital Co., Ltd. He has also served since 2007 as a Venture Partner for Lightspeed Venture Partners. Dr. Zheng served as a director of Tianwei from April 23, 2009 to August 1, 2009. From 2004 to 2007, Dr. Zheng served as the Managing Director of Investment of TongFang Co., Ltd. In 2003, Dr. Zheng co-founded and served as Chief Financial Officer of Baihe.com. From 2002 to 2003, he served as an Associate of TPG-Newbridge Capital, LLC. Dr. Zheng has an M.S. in Environmental Engineering from Tsinghua University, a Ph.D. in Civil and Environmental Engineering from the University of California, Davis, and a Master of Financial Engineering from the University of California, Berkeley.

Information About the Board of Directors and Corporate Governance

Independence and “Controlled Company” Disclosure

Tianwei owns or controls 33,379,287 shares of our common stock and, therefore, holds approximately 60.85% of our voting power as of February 10, 2010. Tianwei also holds a warrant to purchase an additional 10,000,000 shares of our common stock. The 33,379,287 shares, when added to the 10,000,000 shares of common stock covered by the warrant, result in Tianwei owning 66.89% of our outstanding common stock on a fully-diluted basis. Thus, the Board of Directors has determined that we are a “controlled company” within the meaning of Listing Rule 5615(c)(1) for the NASDAQ Stock Market. As a “controlled company,” we are exempt from certain listing standards of NASDAQ and are thus not required to have (i) a board of directors comprised of a majority of independent directors; (ii) compensation of the executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (iii) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors. However, we are not exempt from the requirements to have an audit committee comprised of at least three independent directors and to hold regularly scheduled executive sessions of our Board of Directors in which only the independent directors are present. Also, Internal Revenue Code Section 162(m) does require a compensation committee of outside directors (within the meaning of Section 162(m)) to approve stock option grants to executive officers in order for us to be able to deduct the stock option grants as an expense.

After review of all relevant transactions or relationships between each director, or any of his family members, and Hoku, our senior management and our independent registered public accounting firm, the Board affirmatively determined that the following directors are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Hirata, Dr. Stahlkopf and Dr. Zheng. In making this determination, the Board found that none of the directors have a material or other disqualifying relationship with Hoku. The Board specifically considered Dr. Stahlkopf’s prior position as Senior Vice President, Energy Solutions and Chief Technology Officer of Hawaiian Electric Company, Inc., a subsidiary of Hawaiian Electric Industries, Inc., and our selection in May 2007, by Hawaiian Electric Company, Inc. to negotiate a contract for the installation of a 167 kilowatt photovoltaic system and for our sale to Hawaiian Electric Company, Inc. of the power generated by that system over a proposed 20-year period. Dr. Stahlkopf is not involved in such negotiations and has no direct or indirect material interest in the proposed contract. The Board also considered Dr. Zheng’s service as a director of Tianwei from April 23, 2009 to August 1, 2009 and the fact that he was designated by Tianwei to serve as one of our directors.

Information Regarding the Board of Directors and its Committees

As required under applicable NASDAQ listing standards, in fiscal 2009 our independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Audit Committee

Our Board of Directors currently has a standing Audit Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The current members of the Audit Committee are Dean K. Hirata (Chairman), Karl E. Stahlkopf, and Yi Zheng. Our Board of Directors has determined that Mr. Hirata, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the regulations of the SEC. Our Board of Directors has determined that each member of the Audit Committee meets the independence criteria for audit committee membership prescribed by NASDAQ and SEC rules and regulations.

Our Audit Committee is responsible for, among other things:

•	overseeing and monitoring:

•	our corporate accounting and financial reporting practices and the audits of our financial statements;

•	our systems of internal accounting and financial controls;

•	the quality and integrity of our financial statements and reports;

•	appointing an independent registered public accounting firm to audit our financial statements;

•	preparing the Audit Committee report that the rules and regulations of the SEC require be included in our annual proxy statement;

•	providing our Board with the results of its monitoring and recommendations; and

•	providing our Board with additional information and materials as it deems necessary to make our Board aware of significant financial matters that require the attention of our Board.

The Audit Committee met eight times during fiscal 2009. The Audit Committee has adopted a written Audit Committee Charter which may be found at www.hokucorp.com under “Company Information” in the “Corporate Governance” section.

Compensation Policy

We did not have a separate Compensation Committee until January 2010. Prior to the formation of the Compensation Committee, all matters related to the compensation of our executive officers were reviewed and approved by a majority of the members of our Board who qualify as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and “non-employee directors” within the meaning of Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended, or the 1934 Act. During fiscal 2009, such directors were Mr. Eldridge, Mr. Hirata and Dr. Stahlkopf.

Beginning in January 2010, our Board formed a Compensation Committee, which has the authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, including reviewing and granting equity to our executive officers. The current members of the Compensation Committee are Yi Zheng (Chairman), Karl E. Stahlkopf, and Zhong Li.

Nominating and Corporate Governance Policy

We do not have a separate Nominating and Corporate Governance Committee. The Board believes that the independent members of the Board, Mr. Hirata, Dr. Stahlkopf, and Dr. Zheng, can effectively meet in executive sessions performing the functions of a standing Nominating and Corporate Governance Committee. The independent members are responsible for recommending and approving nominees for election to the Board. The independent members are also responsible for identifying, reviewing and evaluating candidates to serve as members of the Board, reviewing and evaluating incumbent directors, selecting candidates for nomination to the Board and the membership of the committees of the Board. Our Nominating and Corporate Governance Policy can be found on our corporate website at www.hokucorp.com under “Company Information” in the “Corporate Governance” section.

The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Board also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Hoku, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Hoku’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of Hoku and the long-term interests of stockholders. In conducting this assessment, the Board and the independent members consider diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Hoku, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board and the independent members review such directors’ overall service to Hoku during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board and the independent members also determine whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

The Board uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Board and the independent members meet to discuss and consider such candidates’ qualifications. Nominees are approved and recommended by the independent members and are also approved by the full Board. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Board has not received a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock, except for the four directors, who were designated by Tianwei as part of our investment transaction that closed on December 22, 2009.

The Board will consider director candidates recommended by stockholders. The Board and independent members do not intend to alter the manner in which they evaluate candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board at the following address: Hoku’s Secretary at Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814, no earlier than the 120th day before the Fiscal Year 2010 Annual Meeting and no later than the 90th day before the Fiscal Year 2010 Annual Meeting or the 10th day following the day on which public announcement of the date of the Fiscal Year 2010 Annual Meeting is first made. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Hoku’s capital stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Meetings of the Board of Directors and Attendance

The Board met twenty-seven times and the Audit Committee met eight times during fiscal 2009. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the Audit Committee, held during the period for which he was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or any of its members regarding nominations of directors or other matters may do so by sending written communications addressed to our Secretary at Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814. All stockholder communications received by Hoku that are addressed to the attention of the Board will be compiled by our Secretary. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit Committee. Nominations of directors or other matters put forth by our stockholders will be reviewed by the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code, which applies to all our officers, directors and employees. Among other matters, the Code is designed to promote:

•	honest and ethical conduct;

•	avoidance of conflicts of interest;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	compliance with applicable governmental laws and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

The Code is available on our corporate website at www.hokucorp.com under “Company Information” in the “Corporate Governance” section. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

COMPENSATION OF DIRECTORS

The non-employee members of our Board are reimbursed for travel, lodging and other reasonable expenses incurred in attending our Board or Audit Committee meetings. Non-employee members of our Board do not currently receive cash compensation for attending Board or Audit Committee meetings. Mr. Shindo has not received any additional compensation for his service on our Board.

Each non-employee director receives stock option grants under the 2005 Non-Employee Directors’ Stock Option Plan, or the Directors’ Plan. Only our non-employee directors are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are non-qualified stock options. Our Directors’ Plan provides for the automatic grant of options to purchase shares of common stock to our non-employee directors. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock subject to the stock option on the date of grant. Each individual who first becomes a non-employee director will receive an initial stock option grant to purchase 20,000 shares of common stock, and on the date of each annual meeting of stockholders, each person who is then a non-employee director and has served for at least six months prior to such annual meeting will receive an annual option grant to purchase 6,666 shares of common stock. Initial grants vest as to 1/36th of the shares monthly over three years and annual grants vest as to 1/12th of the shares monthly commencing on the second anniversary of the date of grant, subject in each case to the recipient’s continued service as a director. The term of options granted under the Directors’ Plan is 10 years.

During fiscal 2009, Messrs. Eldridge and Hirata, and Dr. Stahlkopf, or collectively, the Independent Members, determined that the decline in share price substantially reduced the value of equity previously awarded to the Independent Members. As a result, the Independent Members determined it was necessary to provide each of the Independent Members a $15,000 fully-vested restricted stock award. The Independent Members determined that the fully-vested stock award would help to remove much of the uncertainty around the Independent Members’ compensation. On June 9, 2008, we granted pursuant to the 2005 Equity Incentive Plan each of Mr. Eldridge, Mr. Hirata and Dr. Stahlkopf a fully-vested restricted stock award for 2,121 shares, which is the approximate equivalent amount of $15,000 based on the closing price of our common stock of $7.07 on June 9, 2008, as reported on the NASDAQ Global Market.

During fiscal 2009, Dr. Stahlkopf exercised his option to purchase 13,333 of our common stock. The value realized upon his exercise was $64,932, which was determined based on the closing prices of our common stock as reported on the NASDAQ Global Market on the date of exercise, less the exercise price, multiplied by the number of options exercised.

The following table outlines the compensation paid to our non-employee directors for services rendered to us in fiscal 2009.

Director Compensation

Name	Stock Awards ($)(1)	Option Awards ($)(2)(3)	Total ($)
Kenton T. Eldridge	14,995	23,806	38,801
Dean K. Hirata	14,995	29,864	44,859
Karl E. Stahlkopf	14,995	23,806	38,801

(1)

The amounts shown in this column reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2009, in accordance with SFAS No. 123(R) for restricted stock granted in fiscal 2009. The assumptions used in the calculation of these amounts are included in Note 6, “Stockholders’ Equity—Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009. On June 9, 2008, we granted pursuant to the 2005 Equity

Incentive Plan each of Mr. Eldridge, Mr. Hirata and Dr. Stahlkopf a fully-vested restricted stock award for 2,121 shares, which is the approximate equivalent amount of $15,000 based on the closing price of our common stock of $7.07 on June 9, 2008, as reported on the NASDAQ Global Market.

(2)	The amounts shown in this column reflect the dollar amount of stock option expense recognized for financial statement reporting purposes pursuant to SFAS No. 123(R) during fiscal 2009 for stock options granted to such non-employee director in fiscal 2009 and in prior fiscal years. The assumptions made in the valuation of the stock options are discussed in Note 6, “Stockholders’ Equity—Stock Based Compensation” to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2009.
(3)	As of March 31, 2009 our current non-employee directors each held an aggregate number of stock options as follows: Mr. Eldridge 53,331 shares; Mr. Hirata 33,332 shares; and Dr. Stahlkopf 39,998 shares. During fiscal 2009, we granted pursuant to the Directors’ Plan each of Mr. Eldridge, Mr. Hirata and Dr. Stahlkopf a stock option for 6,666 shares at an exercise price of $5.55.

On July 27, 2009, our Board of Directors determined that the decline in our share price substantially reduced the value of equity previously awarded to the Independent Members, evidenced by a majority of the stock options held by the Independent Members being exercisable at prices which are greater than the closing price of our common stock as reported on the NASDAQ Global Market on July 27, 2009 of $2.16. Our Board of Directors determined it was necessary to provide each of the Independent Members a $70,000 cash payment on the third business day following our first quarter fiscal 2010 earnings call. This determination was made based on a recommendation given by the Independent Members. Our Board of Directors determined that the cash payment would help to retain a stable board during a critical period in which there was uncertainty regarding our future performance and ability to continue as a going concern.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of January 15, 2010, certain information regarding beneficial ownership of our common stock by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our current directors and executive officers as a group. The following tables are based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to these tables and subject to community property laws where applicable, we believe that each of the stockholders named in these tables has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, options to purchase shares of our common stock that are exercisable within 60 days of January 15, 2010 are deemed to be beneficially owned by the persons holding these options and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Applicable percentages are based on 54,878,692 shares outstanding on January 15, 2010, adjusted as required by rules promulgated by the SEC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Tianwei New Energy Holdings Co., Ltd. No. 1 Tianwei Road Southwest Airport Economic Development Zone, Chengdu Sichuan, China	43,379,287	(1)	66.86%

Common Stock	Dustin M. Shindo c/o Hoku Scientific, Inc. 1288 Ala Moana Blvd., Honolulu, Hawaii 96814	2,916,137	(2)	5.31%

(1)	Consists of 33,379,287 shares of common stock and 10,000,000 shares of common stock issuable upon exercise of a warrant issued to Tianwei in connection with the investment transaction that closed on December 22, 2009.
(2)	Consists of 2,916,137 shares held in the Dustin M. Shindo Trust dated September 23, 2005, which is deemed to be controlled by Mr. Shindo.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Dustin M. Shindo	2,916,137	(1)	5.31%
Common Stock	Karl M. Taft III	1,037,131	(2)	1.89
Common Stock	Wei Xia	—		—
Common Stock	Yi Zheng	—		—
Common Stock	Yu Wen	—		—
Common Stock	Zhong Li	—		—
Common Stock	Dean K. Hirata	27,265	(3)	*
Common Stock	Karl E. Stahlkopf	51,782	(4)	*
Common Stock	Darryl S. Nakamoto	144,272	(5)	*
Common Stock	Scott B. Paul	191,662	(6)	*
	All executive officers, directors and nominees as a group (10 persons)	4,368,249		7.93%

*	Less than one percent.
(1)	Consists of 2,916,137 shares held in the Dustin M. Shindo Trust dated September 23, 2005, which is deemed to be controlled by Mr. Shindo.

(2)	Includes 1,005,465 shares held in the Karl M. Taft III Trust dated November 25, 2005, which is deemed to be controlled by Mr. Taft. Also includes options to purchase 31,666 shares of common stock exercisable within 60 days of January 15, 2010 by Mr. Taft.
(3)	Includes 3,932 shares held by Mr. Hirata. Also includes options to purchase 23,333 shares of common stock exercisable within 60 days of January 15, 2010 by Mr. Hirata.
(4)	Includes 21,783 shares held by Mr. Stahlkopf. Also includes options to purchase 29,999 shares of common stock exercisable within 60 days of January 15, 2010 by Mr. Stahlkopf.
(5)	Includes 109,939 shares held by Mr. Nakamoto. Also includes options to purchase 34,333 shares of common stock exercisable within 60 days of January 15, 2010 by Mr. Nakamoto.
(6)	Includes 126,663 shares held by Mr. Paul. Also includes options to purchase 64,999 shares of common stock exercisable within 60 days of January 15, 2010 by Mr. Paul.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires Hoku’s directors and executive officers, and persons who own more than ten percent of a registered class of Hoku’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Hoku. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish Hoku with copies of all Section 16(a) forms they file.

To Hoku’s knowledge, based solely on a review of the copies of such reports furnished to Hoku and written representations that no other reports were required, during the fiscal year ended March 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation policies and practices are established and administered by the independent members of our Board of Directors, which included for fiscal 2009 Messrs. Eldridge and Hirata and Dr. Stahlkopf, or collectively, the Independent Members. The Independent Members have implemented compensation policies, plans and programs that seek to enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders. The overall goal of the Independent Members is to develop compensation practices that allow us to attract and retain the people needed to define, create and market industry-leading products. We only have four executive officers, each of whom for SEC reporting purposes is considered a named executive officer.

To achieve our goals, the Independent Members have approved executive compensation that is based on a combination of cash and equity compensation. We provide equity-based compensation pursuant to our 2005 Equity Incentive Plan. The 2005 Equity Incentive Plan is designed to provide a longer-term incentive to management to increase revenues, provide quality returns on investment, enhance stockholder value and contribute to our long-term growth. We also have, historically, paid cash and stock incentive payments to executive officers based on meeting performance goals, but such cash incentive payments were declined by our executive officers in fiscal 2009 and will not be offered in fiscal 2010. In fiscal 2010, the Independent Members have included a retention payment to be given to each of our executive officers to complement conservative base salaries and to retain senior management during a critical period.

The Independent Members have not adopted any formal guidelines for allocating total compensation between cash and equity compensation. We believe that performance and equity-based compensation are important components of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating, and retaining high-quality executives. The Independent Members determined that due to the elimination of cash incentive payments for fiscal 2010 and the uncertainty regarding our future performance and ability to continue as a going concern, it was necessary to provide the officers with a periodic cash retention payment and a restricted stock grant which would vest throughout the remainder of fiscal 2010 in order to remove some of the uncertainty around the executive officers’ total compensation, complement conservative base salaries (which remained unchanged in fiscal 2010) and help to ensure that our senior management team remained intact during a critical period. The Independent Members determined that Messrs. Paul, Nakamoto and Taft would be eligible to receive a cash retention payment in fiscal 2010 equal to $40,000 in the aggregate. Mr. Shindo would be eligible to receive a cash payment equal to $100,000 in the aggregate. The retention payment would be paid in four equal installments in each of July, September, December and March of fiscal 2010.

In addition to the cash retention payment, three days following our first quarter 2010 earnings call, each of Messrs. Nakamoto and Taft received a restricted stock award of 40,000 shares of our common stock, Mr. Paul received a restricted stock award of 50,000 shares of our common stock and Mr. Shindo received a restricted stock award of 60,000 shares of our common stock, in each case pursuant to our 2005 Equity Incentive Plan, and vesting in two equal installments on each of January 31, 2010 and July 31, 2010. In order for an executive officer to be eligible to receive either of the cash or stock retention payment, the executive officer must continue to be our employee as of the date that the retention payment is to be awarded.

Annual Review of Cash and Equity Compensation

We conduct an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. The Independent Members have historically taken into account publicly available data relating to the compensation practices and policies of other companies within and outside our industry. We have not historically benchmarked our executive compensation against any peer companies; however, in fiscal 2007, the Independent Members reviewed data derived from the 2006 Radford Executive Survey in connection with their review of our executive compensation. In the fourth quarters of fiscal 2007, fiscal 2009, and fiscal 2010, the Independent Members retained Watson Wyatt, a compensation consultant, to assist the Independent Members in their review of our executive compensation policies and procedures. Watson Wyatt has not been retained to provide any other services to us. Our Independent Members may in the future retain the services of third-party executive compensation specialists from time to time, as they see fit, in connection with the establishment of cash and equity compensation and related policies going forward.

Compensation Components

Historically, our executive compensation has been based on three components: (1) base salary, (2) cash incentive payments and (3) equity awards, each of which is intended to support the overall compensation philosophy. In fiscal 2010, however, our executive compensation excludes any cash incentive payments, but will include a retention payment to help retain key management during a critical period of uncertainty regarding our future performance and ability to continue as a going concern and to complement the overall compensation philosophy.

Base Salary

The Independent Members recognize the importance of maintaining compensation levels competitive with other leading technology companies and other publicly-traded companies in Hawaii with which we compete for personnel. The Independent Members have historically maintained the base salary component of executive compensation at levels they believe to be below industry medians, other than for our chief executive officer commencing in fiscal 2009, and compensated for the lower salaries with performance-based cash incentive payments (which were declined by our executive officers in fiscal 2009 and were not offered in fiscal 2010) and equity awards as discussed below. The Independent Members review with the President and Chief Executive Officer an annual salary plan for our executive officers. The annual salary plan is modified as deemed appropriate and approved by the Independent Members. The annual salary plan also takes into account past performance and expected future contributions of the individual executive officer. We do not apply specific formulas to determine base salary increases. The Independent Members did not approve any increase in the base salaries of our executive officers in fiscal 2010.

Cash Incentive Payments

We historically utilized cash incentive payments to reward performance achievements within a time horizon of approximately one year. The cash incentive payments are intended to compensate executive officers for achieving corporate objectives and for achieving what the Independent Members believe to be value-creating individual objectives, each as proposed by management. Our cash incentive payments are paid in cash in an amount reviewed and approved by the Independent Members. Final determinations as to cash incentive payments are in part based on the achievement of these corporate or individual objectives, as well as an assessment as to our overall success and the development of our business. In reviewing the performance of each executive officer, the Independent Members also consider each executive officer’s level of leadership, teamwork and general participation in the development of employees who report to the executive officer. These corporate and individual objectives, and the proportional emphasis placed on each objective may vary, from time to time, depending on our overall strategic objectives, but relate generally to factors such as revenue targets, progression of existing products under development, execution on our strategic solar initiatives and financial factors such as raising capital and improving our results of operations. No cash incentive payments were granted in fiscal 2009 as the executive officers declined their fiscal 2009 cash incentive payments. In fiscal 2010, in lieu of a cash incentive payment, the Independent Members determined that the executive compensation would include a retention payment to help retain key management during a critical period of uncertainty regarding our future performance and ability to continue as a going concern and to compliment the overall compensation philosophy.

Equity Awards

We believe that superior long-term performance is achieved through an ownership culture that encourages performance by our executive officers through the use of stock and stock-based awards. Our 2005 Equity Incentive Plan has been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of our stockholders. We have not adopted stock ownership guidelines, and, other than for our co-founders, Messrs. Shindo and Taft, our 2005 Equity Incentive Plan has provided the principal method for our executive officers to acquire equity in Hoku. Long-term equity incentives are provided through grants of stock options and/or restricted stock awards to executive officers and other employees pursuant to our 2005 Equity Incentive Plan. This component of compensation is intended to retain and motivate employees to improve the performance of our common stock. Stock options are granted at not less than fair market value and have value only if our stock price increases. All stock options to our employees, including executive officers, and to our directors since fiscal 2006 were granted at the closing price of our common stock as reported on the NASDAQ Global Market for the trading day on the date of grant. Under our current practice, we do not grant stock option or restricted stock awards to our executive officers and our employees at times when we are in possession of material non-public information. Mr. Shindo, our President and Chief Executive Officer, may grant stock options for up to an aggregate of 66,666 shares per fiscal quarter to employees, other than executive officers, pursuant to authority delegated to him by the Board of Directors.

In February 2007, the Independent Members determined that our named executive officers, except for our President and Chief Executive Officer, would be eligible to receive stock option grants of our common stock in fiscal 2008 and 2009, respectively, pursuant to our 2005 Equity Incentive Plan. Each stock option grant was to be issued on the third business day following the announcement of our results for the applicable fiscal year, subject to certain limitations. In March 2008, the Independent Members determined that our named executive officers, except for our President and Chief Executive Officer, would receive grants of restricted stock of our common stock in each of fiscal 2008 and 2009 pursuant to our 2005 Equity Incentive Plan, in lieu of the grant of previously approved stock options which were never issued. Each restricted stock grant for fiscal 2008 and fiscal 2009 was issued on May 16, 2008 and June 16, 2009, respectively, which was the third business day following the announcement of our results for the applicable fiscal year. The restricted stock award is included as part of compensation in the fiscal year in which the stock award was granted which is fiscal 2009 and 2010, respectively, however, the restricted stock awards were related to the respective fiscal 2008 and 2009 executive compensation packages. Authority to make restricted stock grants to executive officers rests with the Independent Members, although, the Independent Members do consider the recommendations of our President and Chief Executive Officer for executive officers other than himself.

Retention Payment

On July 27, 2009, the Independent Members determined that due to the elimination of cash incentive payments for fiscal 2010 and the uncertainty regarding our future performance and ability to continue as a going concern, it was necessary to provide the officers with a periodic cash retention payment and a restricted stock grant which would vest throughout the remainder of fiscal 2010 in order to remove much of the uncertainty around the executive officers’ total compensation, complement conservative base salaries (which remained unchanged in fiscal 2010) and help to ensure that our senior management team remained intact during a critical period. The Independent Members determined that Messrs. Paul, Nakamoto and Taft would be eligible to receive a cash retention payment in fiscal 2010 equal to $40,000 in the aggregate. Mr. Shindo would be eligible to receive a cash payment equal to $100,000 in the aggregate. The retention payment would be paid in four equal installments in each of July, September, December and March of fiscal 2010.

In addition to the cash retention payment, three days following our quarterly earnings call, each of Messrs. Nakamoto and Taft are received a restricted stock award of 40,000 shares of our common stock, Mr. Paul received a restricted stock award of 50,000 shares of our common stock and Mr. Shindo received a restricted stock award of 60,000 shares of our common stock, in each case pursuant to our 2005 Equity Incentive Plan, and vesting in two equal installments on each of January 31, 2010 and July 31, 2010. In order for an executive officer to be eligible to receive either of the cash or stock retention payment, the executive officer must continue to be our employee as of the date that the retention payment is to be awarded.

Fiscal 2009 Compensation Decisions and Plans

Base Salary

The base salaries of Mr. Nakamoto, our Chief Financial Officer, Treasurer and Secretary, Mr. Paul, our Chief Operating Officer, and Mr. Taft, our Chief Technology Officer increased by 33.3%, from $90,000 to $120,000 in fiscal 2009. This increase was designed to compensate the officers to be more in line with the compensation levels based on a consultation with Watson Wyatt; however, the Independent Members have maintained the base salary component of executive compensation at levels they believe to be below industry medians. In July 2009, the Independent Members determined not to increase the annual base salaries of any of Mr. Shindo, our President and Chief Executive Officer, Mr. Nakamoto, Mr. Paul, or Mr. Taft and to keep base salaries for our executive officers at the same amounts for fiscal 2010.

Restricted Stock Awards

In February 2007, the Independent Members determined that Messrs. Nakamoto, Paul and Taft would be eligible to receive stock option grants for 18,000, 18,000 and 24,000 shares, respectively, of our common stock in fiscal 2008 and 2009, respectively, pursuant to our 2005 Equity Incentive Plan. Each stock option grant was to be issued on the third business day following the announcement of our results for the applicable fiscal year, subject to certain limitations. Each option grant was to vest monthly over a one-year period, commencing on April 1, 2011 for the fiscal 2008 option grant and April 1, 2012 for the fiscal 2009 option grant. In March 2008, the Independent Members determined that each of Messrs. Nakamoto, Paul and Taft would receive a grant of restricted stock for 12,000, 12,000 and 16,000 shares, respectively, of our common stock in each of fiscal 2008 and 2009 pursuant to our 2005 Equity Incentive Plan, in lieu of the grant of previously approved stock options which were never issued. Each restricted stock grant for fiscal 2008 and fiscal 2009 was issued on May 16, 2008 and June 16, 2009, which was the third business day following the announcement of our results for the applicable fiscal year. Each restricted stock grant shall vest quarterly over a one-year period, commencing on April 1, 2010 for the May 2008 restricted stock grant and April 1, 2011 for the June 2009 restricted stock grant. The restricted stock award is included as part of compensation in the fiscal year in which the stock award was granted which is fiscal 2009 and 2010, respectively; however, the restricted stock awards were related to the respective fiscal 2008 and 2009 executive compensation packages. In order for an executive officer to be eligible to receive a restricted stock or stock option grant in the applicable fiscal year, the executive officer must continue to be our employee as of the last day of the applicable fiscal year and on the applicable date of grant. Each restricted stock or stock option grant described above will be subject to accelerated vesting such that 50% of the unvested shares subject to each such restricted stock or stock option grant will automatically vest upon the consummation of a change of control of Hoku in the event that the executive officer’s employment with us is terminated without cause or the executive officer terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to the execution of a general release in favor of Hoku.

Fiscal 2010 Incentive Compensation Plan

On July 27, 2009, the Independent Members approved for fiscal 2010 (1) the base salary and (2) the retention payment. The named executive officers, except for our President and Chief Executive Officer, were each granted a restricted stock award in June 2009, and such grant is included as part of compensation for fiscal 2010; however, the restricted stock awards were related to the fiscal 2009 executive compensation package.

Name	Fiscal 2010 Base Salary($)	Fiscal 2010 Retention Payment ($)(1)	Total Cash($)	Fiscal 2010 Restricted Stock(#)(2)
Dustin M. Shindo	380,000	100,000	480,000	60,000
Darryl S. Nakamoto	120,000	40,000	160,000	52,000
Scott B. Paul	120,000	40,000	160,000	62,000
Karl M. Taft III	120,000	40,000	160,000	56,000

(1)	The executive officers named above will be entitled to receive a retention payout of $40,000 in the aggregate for each of Messrs. Paul, Nakamoto and Taft, and $100,000 for Mr. Shindo in four equal installments, which will be paid during each of July, September, December and March of fiscal 2010.
(2)	The executive officers named above will be eligible to receive a restricted stock grant for the number of shares of our common stock stated above in fiscal 2010 pursuant to our 2005 Equity Incentive Plan. The first restricted stock award of 12,000 shares for Messrs. Nakamoto and Paul, and 16,000 shares for Mr. Taft, was issued on June 16, 2009, the third business day following the announcement of our results for fiscal 2009. Each restricted stock grant shall vest quarterly over a one-year period, commencing on April 1, 2011. The restricted stock awards are included as part of compensation in fiscal year 2010; however, the restricted stock awards were related to the fiscal 2009 executive compensation package. As part of the retention payment, the remaining restricted stock awards of 40,000 shares for Messrs. Nakamoto and Taft, 50,000 shares for Mr. Paul, and 60,000 shares for Mr. Shindo, were issued three days following our first quarter 2010 earnings call. The remaining restricted stock awards will vest in two equal parts, in each of January and July 2010. In order for an executive officer to be eligible to receive a restricted stock grant in the applicable fiscal year, the executive officer must continue to be our employee as of the last day of the applicable fiscal year and on the applicable date of grant. Each restricted stock grant described above will be subject to accelerated vesting such that 50% of the unvested shares subject to each such grant will automatically vest upon the consummation of a change of control of our company in the event that the executive officer’s employment with us is terminated without cause or the executive officer terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to the execution of a general release in favor of our company.

The Independent Members also approved the payment of personal expenses incurred by Mr. Shindo not to exceed $10,000 for fiscal 2010 and the hiring of hourly employee(s) to assist Mr. Shindo with personal responsibilities. The expected cost of the wages is expected to be less than $35,000 per fiscal year. We will pay the associated wages of this assistant(s) and will gross up Mr. Shindo’s compensation to cover the personal income tax expense incurred by Mr. Shindo in connection with these arrangements.

The Independent Members also approved having one of our employees spend a portion of his time assisting Mr. Taft with personal matters. We will pay the associated wages of this assistant and will gross up Mr. Taft’s compensation to cover the personal income tax expense incurred by Mr. Taft in connection with this arrangement.

Indemnification Agreement and D&O Liability Insurance

We have entered into, and expect to continue to enter into, agreements to indemnify our directors and executive officers as determined by the Board of Directors. These agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain directors’ and officers’ liability insurance for the benefit of such persons.

Benefits

We also provide the following benefits to our executive officers, generally on the same basis provided to all of our employees:

•	health, dental and vision insurance;

•	medical and dependent care flexible spending account;

•	workers’ compensation benefits; and

•	short-and long-term disability, accidental death and dismemberment benefits.

We believe these benefits are consistent with companies with which we compete for employees. We also pay the medical premiums of the families of the executive officers as long as such family members did not have medical coverage separately available pursuant to another company-sponsored plan.

Stock Ownership Guidelines

While we believe equity ownership directly aligns the risk profile of our executive officers with that of the stockholders we have not at this time adopted any stock ownership guidelines for our executive officers.

Accounting and Tax Considerations

Section 162(m) of the Internal Revenue Code, as amended, limits the amount that we may deduct from our taxes for compensation paid to our three most highly compensated officers (other than our chief financial officer) to $1,000,000 per person per year, unless certain requirements are met. Section 162(m) provides exceptions from the application of the $1,000,000 limit for certain forms of “performance-based” compensation as well as for gain recognized by an officer upon the exercise of qualifying compensatory stock options. We believe that the stock options we have granted in the past have satisfied the exceptions provided under Section 162(m) from the $1,000,000 limit. While the Independent Members have not adopted a formal policy regarding the tax deductibility of compensation paid to our executive officers, the Independent Members intend to consider the tax deductibility of compensation under Section 162(m) as a factor in future compensation decisions.

We adopted SFAS No. 123(R) on April 1, 2005. SFAS No. 123(R) establishes accounting for stock-based awards exchanged for employee services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense over the requisite employee service period. The Independent Members have determined to retain for the foreseeable future our stock option program as the sole component of its long-term compensation program, and, therefore, to record this expense on an ongoing basis according to SFAS No. 123(R).

REPORT OF THE INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION FOR FISCAL 2009

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Hoku Scientific, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Our executive compensation policies and practices are established and administered by the independent members of our Board of Directors, which include Mr. Eldridge, Mr. Hirata and Dr. Stahlkopf, collectively the Independent Members. Our Board of Directors has adopted a Compensation Policy which clearly states the duties and responsibilities of the Independent Members with respect to executive compensation policies and practices. Our compensation policy may be found at www.hokucorp.com under “Company Information” in the “Corporate Governance” section.

The Independent Members have reviewed and discussed the Compensation Discussion and Analysis with management. Based on their review and discussion, the Independent Members recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement due to its content, which accurately reflects our compensation program philosophy and our total compensation program as designed by the Independent Members.

July 27, 2009

INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS

Kenton T. Eldridge

Karl E. Stahlkopf

Dean K. Hirata

Compensation Committee Interlocks and Insider Participation

Prior to January 2010, we did not have a separate compensation committee. None of our executive officers currently serves, or has served during fiscal 2009, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors.

EXECUTIVE COMPENSATION

The following table shows for fiscal 2009, compensation awarded or paid to, or earned by, our Chief Executive Officer, Chief Financial Officer and our other two most highly compensated executive officers. We refer to such persons as our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Dustin M. Shindo	2009	380,000	438,000	—	—	59,129	(3)	877,129
President and Chief Executive Officer	2008	380,000	438,000	—	760,000	52,944	(5)	1,630,944

Darryl S. Nakamoto	2009	120,000	29,859	137,520	—	556	(4)	287,935
Chief Financial Officer, Treasurer and Secretary	2008	90,000	—	—	180,000	—		270,000

Scott B. Paul	2009	120,000	29,859	90,096	—	7,227	(4)	247,182
Chief Operating Officer	2008	90,000	—	—	180,000	6,587	(4)	276,587

Karl M. Taft, III	2009	120,000	39,812	28,796	—	947	(4)	189,555
Chief Technology Officer	2008	90,000	—	—	180,000	3,929	(6)	273,929

(1)	The amounts shown in this column reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2009, in accordance with SFAS No. 123(R) for restricted stock granted in fiscal 2009 and in prior years. The assumptions used in the calculation of these amounts are included in Note 6, “Stockholders’ Equity—Stock-Based Compensation” to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2009. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)	The amounts shown in this column reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2009, in accordance with SFAS No. 123(R) for stock options granted prior to fiscal 2009. The assumptions used in the calculation of these amounts are included in Note 6, “Stockholders’ Equity—Stock-Based Compensation” to our audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2009. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)	This amount includes $51,145 in fringe benefits and $7,984 for medical benefits.
(4)	Represents amount for medical benefits.
(5)	This amount includes $45,571 in fringe benefits and $7,373 for medical benefits.
(6)	This amount includes $1,445 in fringe benefits and $2,484 for medical benefits.

Grants of Plan-Based Awards in Fiscal 2009

Name	Grant Date	Approval Date of Grant (1)	Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of shares of stock or units(#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Darryl S. Nakamoto	5/16/08	2/07/07	—	—	—	—			12,000	—	101,520
Scott B. Paul	5/16/08	2/07/07	—	—	—	—			12,000	—	101,520
Karl M. Taft III	5/16/08	2/07/07	—	—	—	—			16,000	—	135,360

(1)	In February 2007, the Independent Members determined that Mr. Nakamoto, Mr. Paul and Mr. Taft would be eligible to receive stock option grants for 18,000, 18,000 and 24,000 shares, respectively, of our common stock in fiscal 2008 pursuant to our 2005 Equity Incentive Plan. Each stock option grant was to be issued on the third business day following the announcement of our results for the applicable fiscal year, subject to certain limitations. Each option grant was to vest monthly over a one-year period, commencing on April 1, 2011 for the fiscal 2008 option grant. In March 2008, the Independent Members determined that Mr. Nakamoto, Mr. Paul and Mr. Taft would receive grants of restricted stock of 12,000, 12,000 and 16,000 shares, respectively, of our common stock in fiscal 2008 pursuant to our 2005 Equity Incentive Plan, in lieu of the grant of previously approved stock options which were never issued. Each restricted stock grant for fiscal 2008 was issued on May 16, 2008, which was the third business day following the announcement of our results for fiscal 2008.
(2)	Represents restricted stock granted under our 2005 Equity Incentive Plan. Restricted stock allows the holder to exercise the rights to one or more shares of our common stock over a vesting period. Restricted stock rights generally terminate after termination of an employee’s service.
(3)	Represents the closing price of our common stock of $8.46 on May 16, 2008, as reported on the NASDAQ Global Market, multiplied by the applicable amount of restricted stock. Excludes the impact of estimated forfeitures based on service-based vesting conditions.

Outstanding Equity Awards at Fiscal 2009 Year End

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(1)		Number of securities underlying unexercised options (#) unexercisable(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(6)
Dustin M. Shindo(3)						—	—	—
Darryl S. Nakamoto	27,667	(4)	—	$0.525	01/24/15	—	—	12,000	$30,600
	60,000	(5)	—	2.60	07/24/16	—	—	—	—
Scott B. Paul	27,500	(4)	—	0.075	07/18/13	—	—	12,000	$30,600
	20,000	(4)	—	0.15	04/12/14	—	—	—	—
	33,333	(4)	—	0.375	12/13/14	—	—	—	—
	60,000	(5)	—	2.60	07/24/16	—	—	—	—
Karl M. Taft III	33,333	(4)	—	0.075	08/01/13	—	—	16,000	$40,800
	60,000	(5)	—	2.60	07/24/16	—	—	—	—

(1)	Represents stock options granted under our 2005 Equity Incentive Plan. Stock options allow the holder to purchase a share of our common stock at the fair market value per share of our common stock on the date of grant. Each stock option has a ten year term. Stock options generally terminate three months after termination of an optionee’s service for any reason other than disability or death, 12 months after termination due to disability and 18 months after termination due to death. Vesting may accelerate pursuant to certain agreements, please see “Severance and Change of Control Agreements” below.
(2)	All stock options held by our named executive officers may be exercised early subject to a lapsing right of repurchase in the event such executive officer’s service terminates.
(3)	On May 11, 2007, Dustin M. Shindo, our Chairman of the Board, President and Chief Executive Officer, was granted a restricted stock award for 200,000 shares of common stock pursuant to our 2005 Equity Incentive Plan. The restricted stock award vests 1/24th per month, commencing on April 1, 2007 and all shares were vested at March 31, 2009.
(4)	20% of the shares vest on the one year anniversary of the date of grant and 1/60th per month thereafter.
(5)	1/36th of the shares will vest on a monthly basis commencing on the second anniversary of the date of the grant.
(6)	Value determined based on the closing price of our common stock on March 31, 2009, the last market trading day for fiscal 2009, as reported on the NASDAQ Global Market, multiplied by the number of restricted stock awards.

Option Exercises and Stock Vested

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(7)	Number of Shares Acquired on Vesting(#)(1)		Value Realized on Vesting($)(2)
Dustin M. Shindo	—	—	100,000	(3)	429,582
Darryl S. Nakamoto	5,000	39,125	24,000	(4)	70,506
Scott B. Paul	12,500	71,338	29,333	(5)	103,946
Karl M. Taft, III	—	—	16,111	(6)	35,202

(1)	Represents shares that vested during fiscal 2009 relating to previously granted stock options or restricted stock awards.
(2)	Value determined based on the closing price of our common stock as reported on the NASDAQ Global Market on the date of vesting, less the applicable exercise price in the case of options, or sales price in the case of restricted stock awards, multiplied by the number of options/restricted awards vested during fiscal 2009. Amounts exclude values that are realized upon vesting.
(3)	Represents a restricted stock award granted on May 11, 2007.
(4)	Represents 10,667 and 13,333 options vested for options granted on January 24, 2005 and July 24, 2006, respectively, with an exercise price of $0.525 and $2.60, respectively.
(5)	Represents 5,334, 4,000, 6,666 and 13,333 options vested for options granted on July 18, 2003, April 12, 2004, December 13, 2004, and July 24, 2006, respectively, with an exercise price of $0.075, $0.15, $0.375, and $2.60, respectively.
(6)	Represents 2,778 and 13,333 options vested for options granted on August 1, 2003 and July 24, 2006, respectively, with an exercise price of $0.075 and $2.60, respectively.
(7)	Value determined based on the closing prices of our common stock as reported on the NASDAQ Global Market on the date of exercise, less the exercise price, multiplied by the number of options exercised.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during fiscal 2009.

Nonqualified Deferred Compensation

Our named executive officers did not earn any nonqualified compensation benefits from us during fiscal 2009.

Employment Agreements

We have not entered into employment agreements with any of our named executive officers.

Severance and Change of Control Agreements

The following provides information regarding termination of employment and change of control arrangements with our named executive officers as of March 31, 2009.

Darryl S. Nakamoto

Darryl S. Nakamoto, our Chief Financial Officer, Treasurer and Secretary, was granted a stock option to purchase 53,333 shares of our common stock at an exercise price of $0.525 per share in January 2005. In July 2006, Mr. Nakamoto was granted a stock option to purchase 60,000 shares of our common stock at an exercise price of $2.60 per share. In May 2008, Mr. Nakamoto was granted a restricted stock award of 12,000 shares of our common stock. The stock option and restricted stock agreements are subject to accelerated vesting, such that 50% of the unvested shares subject to such stock option shall automatically vest upon the consummation of a change of control of Hoku in the event that Mr. Nakamoto’s employment with us is terminated without cause or Mr. Nakamoto terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to his execution of a general release in favor of Hoku.

Scott B. Paul

Scott B. Paul, our Chief Operating Officer, was granted a stock option to purchase 80,000 shares of our common stock at an exercise price of $0.075 per share in July 2003. In April 2004, Mr. Paul was granted a stock option to purchase 20,000 shares of our common stock at an exercise price of $0.15 per share. In December 2004,

Mr. Paul was granted a stock option to purchase 33,333 shares of our common stock at an exercise price of $0.375 per share. Each of Mr. Paul’s stock option agreements was amended prior to our initial public offering in August 2005 to provide that, if Mr. Paul is terminated without cause within 18 months of a change of control, 50% of his unvested shares would become vested on the date of termination.

In July 2006, Mr. Paul was granted a stock option to purchase 60,000 shares of our common stock at an exercise price of $2.60 per share. In May 2008, Mr. Paul was granted a restricted stock award of 12,000 shares of our common stock. The stock option and restricted stock agreements are subject to accelerated vesting, such that 50% of the unvested shares subject to such stock option shall automatically vest upon the consummation of a change of control of Hoku in the event that Mr. Paul’s employment with us is terminated without cause or Mr. Paul terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to his execution of a general release in favor of Hoku.

Karl M. Taft III

Karl M. Taft, our Chief Technology Officer, was granted a stock option to purchase 33,333 shares of our common stock at an exercise price of $0.075 per share in August 2003. In July 2006, Mr. Taft was granted a stock option to purchase 60,000 shares of our common stock at an exercise price of $2.60 per share. In May 2008, Mr. Taft was granted a restricted stock award for 16,000 shares of our common stock. The stock option and restricted stock agreements are subject to accelerated vesting, such that 50% of the unvested shares subject to such stock option shall automatically vest upon the consummation of a change of control of Hoku in the event that Mr. Taft’s employment with us is terminated without cause or Mr. Taft terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to his execution of a general release in favor of Hoku.

The following table describes the potential value of equity acceleration to the named officers above upon their termination without cause within 12 and/or 18 months of a change of control of Hoku, depending on the agreement, as if such termination had occurred on March 31, 2009:

Equity Acceleration	Termination without Cause Following a Change in Control(1)
Darryl S. Nakamoto	$26,100
Scott B. Paul	$21,539
Karl M. Taft	$20,400

(1)	Calculated based on a termination without cause following a change of control as of March 31, 2009, and assuming a price per share of $2.55, which was the closing price of our common shares as reported on the NASDAQ Global Market on March 31, 2009, the last market trading day for fiscal 2009.

Fiscal 2010 Restricted Stock Grants

Each restricted stock grant to our named executive officers, which was granted in June 2009 and three days after our first quarter fiscal 2010 earnings call, will be subject to accelerated vesting such that 50% of the unvested shares subject to each such stock option will automatically vest upon the consummation of a change of control of Hoku in the event that the executive officer’s employment with us is terminated without cause or the executive officer terminates his employment with us voluntarily for good reason within twelve months following a change of control, subject to the execution of a general release in favor of Hoku.

AUDIT COMMITTEE AND INDEPENDENT AUDITOR INFORMATION

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS FOR FISCAL 2009

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Hoku Scientific, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The Audit Committee operates under a written charter adopted by the Board in March 2005. A copy of the Audit Committee Charter may be found on Hoku’s website at www.hokucorp.com under “Company Information” in the “Corporate Governance” section. The current members of the Audit Committee are Kenton T. Eldridge, Karl E. Stahlkopf, and Dean K. Hirata, each of whom meets the independence standards established by NASDAQ and is an audit committee financial expert as defined in the applicable rules and regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended.

As is more fully described in its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Hoku. The Audit Committee reviews the results and scope of the audit and other services provided by the independent registered public accounting firm and reviews financial statements and the accounting policies followed by Hoku prior to the issuance of the financial statements with both management and the independent registered public accounting firm.

Management is responsible for the financial reporting process, the preparation of financial statements in accordance with U.S. generally accepted accounting principles, or GAAP, the system of internal control over financial reporting, and the procedures designed to facilitate compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP, Hoku’s independent registered public accounting firm for fiscal 2009, was responsible for performing an independent audit of the financial statements in accordance with GAAP and issuing a report thereon as of March 31, 2009. Their judgments as to the quality, not just the acceptability, of Hoku’s accounting principles and such other matters are required to be disclosed to the Audit Committee under applicable accounting standards. It is the Audit Committee’s responsibility to oversee these processes. Also, the Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, terminate the independent registered public accounting firm, including the approval of audit fees and non-audit services provided by and fees paid to the independent registered public accounting firm.

The Audit Committee members are not auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. It is not the duty of the Audit Committee to plan or conduct audits, to determine that Hoku’s financial statements are complete and accurate and in accordance with GAAP, or to assess Hoku’s internal control over financial reporting. The Audit Committee relies, without independent verification, on the information provided by Hoku and on the representations made by management that the financial statements have been prepared with integrity and objectivity, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with GAAP.

In this context, the Audit Committee reviewed and discussed the audited financial statements for fiscal 2009 with management and Ernst & Young LLP. Specifically, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as well as the auditor’s independence from management and Hoku, including the matters in the written disclosures and the letter from the independent registered public accounting firm received by the Audit Committee in accordance with the requirements of the Independence Standards Board Standard No. 1 and the rules of the Public Company Accounting Oversight Board. The Audit Committee has also considered whether the provision of certain permitted non-audit services by Ernst & Young LLP is compatible with Ernst & Young LLP’s independence and discussed Ernst & Young LLP’s independence with Ernst & Young LLP.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report for fiscal 2009.

May 26, 2009

AUDIT COMMITTEE

Dean K. Hirata, Chairman

Kenton T. Eldridge

Karl E. Stahlkopf

Principal Accounting Fees and Services

The following table represents aggregate fees billed to Hoku for the fiscal years ended March 31, 2009 and 2008 by Ernst & Young LLP.

	Fiscal Year Ended March 31,
	2009	2008
Audit Fees	$431,492	$320,034
Audit-related Fees	13,700	—
Tax Fees	20,000	12,320
All Other Fees	—	—

Total Fees	$465,192	$332,354

Audit Fees. Consists of fees billed for professional services rendered for the audit of Hoku’s financial statements, review of interim financial statements, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. We did not engage Ernst & Young LLP to perform any audit-related services during fiscal 2008. Audit-related fees during fiscal 2009 consisted primarily of services for transactional advisory services.

Tax Fees. We engaged Ernst & Young LLP to perform tax compliance, tax planning and tax advice services related to fiscal 2008 and 2009.

All Other Fees. We did not engage Ernst & Young LLP to perform services during fiscal 2009 or 2008 other than the services described above.

All the fees described above were pre-approved by our Audit Committee. The Audit Committee has determined that the rendering of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL 2009

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010 and the Board has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Fiscal Year 2009 Annual Meeting. Ernst & Young LLP has audited Hoku’s financial statements since December 2006. Representatives of Ernst & Young LLP are expected to be present at the Fiscal Year 2009 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Hoku and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME

FROM HOKU SCIENTIFIC, INC. TO HOKU CORPORATION

Our Board of Directors proposes to change our corporate name to “Hoku Corporation.” Our Board of Directors believes that the name “Hoku Corporation” more accurately reflects our business. If the name change is approved, we must amend our Amended and Restated Certificate of Incorporation to change our name. By voting to approve the amendment to the Amended and Restated Certificate of Incorporation, stockholders will authorize the Board of Directors to amend the Amended and Restated Certificate of Incorporation to change our name. The full text of the amendment, if approved as proposed, will be substantially in the form attached hereto as Annex A. We encourage you to read the amendment in its entirety, as it is the legal document that will effect the proposed name change.

The affirmative vote of the holders of a majority of the voting power of all shares entitled to vote generally in the election of directors, voting together as a single class, is required to approve the amendment to our Amended and Restated Certificate of Incorporation to change our name. Because the number of votes required to pass this proposal is a majority of the number of shares entitled to vote, rather than the number of shares actually present and voting, abstentions and broker non-votes will be votes not cast for this proposal and would therefore have the same effect as votes cast against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR 2005 EQUITY INCENTIVE PLAN TO INCREASE

THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

PURSUANT TO STOCK AWARDS

We are requesting that the stockholders approve an amendment to Hoku’s 2005 Equity Incentive Plan, or the 2005 Plan, to increase the number of shares of common stock reserved for issuance pursuant to stock awards from 666,666 to 1,068,590. The proposed amendments will provide Hoku with greater flexibility in structuring a competitive equity compensation program for our employees, consultants and Board members. Accordingly, the amendments will allow Hoku to continue to attract and retain qualified and experienced individuals to serve as employees, consultants and members of our Board. We believe that the amendments will help ensure that Hoku can continue to enjoy dedicated, professional and highly-qualified individuals serving our company.

The Board previously adopted the 2005 Plan on March 24, 2005 and the 2005 Plan was approved by Hoku’s stockholders on July 11, 2005. The 2005 Plan was subsequently amended on September 7, 2006 to add directors as a permissible class of recipients eligible for discretionary grants under the 2005 Plan. The Board adopted the 2005 Plan to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of high-caliber employees, consultants and directors of Hoku, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our common stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with the stockholders. Employees, directors and consultants to Hoku are eligible to participate in the 2005 plan.

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting, will be required to approve the amendments to the 2005 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Should the stockholders fail to approve the 2005 Plan, as amended, the 2005 Plan will remain in effect without the proposed amendments that are the subject of this proposal.

The terms and provisions of the 2005 Plan, if approved as proposed, are summarized below. This summary, however, does not purport to be a complete description of the 2005 Plan. The following summary is qualified in its entirety by reference to the complete text of the 2005 Plan, as amended. The full text of the Amended and Restated 2005 Equity Incentive Plan, if approved as proposed, will be substantially in the form attached hereto as Annex B. We encourage you to read the amendments to the 2005 Plan in their entirety, as it is the legal document that will effect the proposed amendments.

General

The 2005 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, stock unit awards and stock appreciation rights, collectively, the stock awards. The 2005 Plan also provides the ability to grant performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant, vesting, or exercise of one or more stock awards under the 2005 Plan to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, as explained in greater detail below.

Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2005 Plan are not intended to qualify as incentive stock options under the Code. See “2005 Plan Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Administration

Subject to the provisions of the 2005 Plan, the Board has the authority to determine what type of stock awards will be granted, the provisions of each stock award granted, the number of shares subject to each stock award, and the time or times a participant is permitted to receive stock pursuant to a stock award. The Board has the power to accelerate the vesting and exercisability of a stock award. As administrator of the 2005 Plan, the Board has the authority to construe and interpret its provisions.

The Board has the authority to delegate some or all of the administration of the 2005 Plan to a committee or committees composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The 2005 Plan also permits delegation of administration of the 2005 Plan to one or more executive officers with respect to certain grants to employees other than to the individual receiving such grant. In accordance with the provisions of the 2005 Plan, the Board has delegated to our Chief Executive Officer the authority to grant stock options to employees other than executive officer.

The Board has the authority to amend an option to reduce its exercise price or exchange an outstanding option for an option with a lower exercise price, another stock award, cash, or any other consideration, or may take any other action that is treated as a repricing under generally accepted accounting principles.

Eligibility

Incentive stock options may be granted only to employees (including officers). Employees (including officers) and consultants of Hoku and our affiliates are eligible to receive all other types of stock awards under the 2005 Plan. Under the 2005 Plan, directors are also eligible to receive all types of stock awards other than incentive stock options.

No incentive stock option may be granted under the 2005 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Hoku or our affiliates, unless the exercise price of such option is at least 110% of the fair market value of the common stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2005 Plan and any other equity plans of Hoku and our affiliates) may not exceed $100,000 (any excess of such amount is treated as nonstatutory stock options)

No person may be granted awards covering more than 333,333 shares of our common stock under the 2005 Plan, as amended, during any calendar year pursuant to an appreciation-only stock award, which is a stock award whose value is determined by reference to an increase over an exercise price of at least 100% of the fair market value of the common stock on the date of grant. A stock option with an exercise price equal to the fair market value of the common stock on the date of grant is an example of an appreciation-only stock award. This limitation is designed to ensure that any deductions to which we would otherwise be entitled upon the exercise of an appreciation-only stock award or upon the subsequent sale of shares purchased under such a stock award, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code. In addition, the maximum benefit to be received by any individual in any calendar year attributable to performance stock awards (discussed below) may not exceed the value of 333,333 shares of our common stock. Stockholder approval of this proposal will also constitute an approval of the 133,333 share limitation on appreciation-only stock awards and performance stock awards for purposes of Section 162(m) of the Code.

Stock Subject to the 2005 Plan

The maximum number of shares of common stock that are available for issuance under the 2005 Plan, if approved as proposed, is 1,068,590. The number of shares of common stock reserved for issuance will automatically increase on April 1st of each year (through 2014) in an amount equal to the lesser of 133,333 shares of our common stock or the number of shares of common stock granted pursuant to stock awards in the prior fiscal year. However, our Board has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased prior to the first day of any fiscal year.

The following types of shares issued under the 2005 Plan may again become available for the grant of new awards under the 2005 Plan: (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares withheld to satisfy income and employment withholding taxes; (c) shares used to pay the exercise price of an option in a net exercise arrangement and (d) shares tendered to us to pay the exercise price of an option. In addition, if a stock award granted under the 2005 Plan expires or otherwise terminates without being exercised in full, the shares of common stock not acquired pursuant to the stock award again become available for subsequent issuance under the 2005 Plan. Shares issued under the 2005 Plan may be previously unissued shares or shares reacquired in the market or otherwise.

As of January 15, 2010, options (net of canceled or expired options) covering an aggregate of 192,500 shares of common stock had been granted under the 2005 Plan, 692,989 shares of restricted stock had been granted under the 2005 Plan, and approximately 264,742 shares of common stock (666,666 shares of common stock if the proposed amendment is approved) remained available for future grants under the 2005 Plan. The shares of common stock that remain available for future grants under the 2005 Plan do not include any shares that might in the future be returned to the 2005 Plan as a result of the cancellation or expiration of options or the reacquisition of unvested shares of restricted stock.

During the fiscal year ended March 31, 2009, Hoku granted an aggregate of 95,513 shares of restricted stock under the 2005 Plan to employees and no options. As of January 15, 2010, the closing price of our common stock as reported on NASDAQ was $2.61 per share.

Terms of Options

Options may be granted under the 2005 Plan pursuant to stock option agreements adopted by the Board. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration. The exercise price of options granted under the 2005 Plan may, at the discretion of the Board, be paid in: (a) cash, check, or other cash equivalents, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of common stock, (d) pursuant to a “net exercise” arrangement pursuant to which the Hoku will reduce the number of shares of common stock issued upon exercise of the largest whole number of shares with a fair market value that does not exceed the exercise price or (e) in any other form of legal consideration acceptable to the Board.

Vesting. Options granted under the 2005 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionee’s continued service with Hoku or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2005 Plan may be subject to different vesting terms.

Term. The Board has the authority to determine the term of an option under the 2005 Plan; however, the maximum term of incentive stock options granted under the 2005 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Options under the 2005 Plan generally terminate three months after termination of a participant’s service unless: (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies while still working for Hoku or within a specified period, if any, set forth in the applicable option agreement after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer. Except as otherwise provided in the applicable stock option agreement, options under the 2005 Plan are not transferable other than by will or the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Bonuses and Restricted Stock

Stock bonuses and restricted stock may be granted under the 2005 Plan pursuant to stock bonus or restricted stock agreements adopted by the Board. Individual stock bonus or restricted stock agreements may be more restrictive as to any or all of the permissible terms described below. Stock bonuses or restricted stock awards granted under the 2005 Plan may be issued in conjunction with other plans and arrangements adopted by Hoku.

Consideration. The Board may grant stock bonuses and restricted stock in consideration for: (a) cash, (b) past or future services rendered to Hoku or an affiliate, or (c) any other form of legal consideration acceptable to the Board.

Purchase Price. If the Board determines that a participant must pay a purchase price to receive a stock bonus or restricted stock award, the purchase price will be determined by the Board. To the extent required by applicable law, the price to be paid by a participant for restricted stock shall not be less than the par value of a share of common stock.

Vesting. Shares of stock acquired under a stock bonus or restricted stock award may, but need not, be subject to a repurchase option in favor of Hoku or forfeiture to Hoku in accordance with a vesting schedule as determined by the Board.

Termination of Service. Upon termination of a participant’s service, Hoku may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock bonus or restricted stock award.

Restrictions on Transfer. Rights to acquire shares under a stock bonus or restricted stock award may be transferred only upon such terms and conditions as may be set forth in the applicable stock award agreement.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2005 Plan pursuant to stock appreciation rights agreements adopted by the Board. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents.

Types of Stock Appreciation Rights. The Board determines the term of stock appreciation rights granted under the 2005 Plan. If a participant’s service relationship with Hoku, or any of our affiliates, ceases, then the participant, or his or her beneficiary, may exercise any vested stock appreciation right for three months, or such longer or shorter period specified in the stock appreciation right agreement, after the date the service relationship ends. In no event, however, may an option be exercised beyond the expiration of its term.

Strike Price. The Board determines the strike price for a stock appreciation right.

Exercise. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the difference between the per share fair market value of the common stock on the date of exercise and the exercise price and (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2005 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board.

Terms of Stock Unit Awards

Any stock unit awards will be granted pursuant to stock unit award agreements adopted by the Board.

Consideration. Payment of any purchase price under a stock unit award may be made in any form permitted under applicable law; however, we may settle a payment due to a recipient of a stock unit award by cash, by delivery of shares of common stock, or by a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration determined by the plan administrator and set forth in the stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a stock unit award.

Vesting. Stock unit awards may, but need not, be subject to a repurchase option in favor of Hoku or forfeiture to Hoku in accordance with a vesting schedule as determined by the Board. The Board may at the time of the grant of a stock unit award, as it deems appropriate, impose such restrictions or conditions that delay the delivery of shares of common stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

Termination of Service. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restrictions on Transfer. Rights to acquire shares or other payment under a stock unit award agreement may not be transferred other than by will or by the laws of descent and distribution.

Terms of Performance Stock Awards

General. The 2005 Plan allows the Board to issue performance stock awards that qualify as performance-based compensation that are not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the issuance of such stock is approved by the “outside directors” as defined in Section 162(m) of the Code, and the grant, vesting, or exercise of one or more such awards is tied solely to the attainment of certain performance goals during a designed performance period.

Performance Goals. To assure that the compensation attributable to one or more performance awards will qualify as performance-based compensation that will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Board has the authority to structure one or more such stock awards to any salaried employee so that stock will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Such goals may be based on any one of, or combination of, the following: (a) earnings per share; (b) earnings before interest, taxes and depreciation; (c) earnings before interest, taxes, depreciation and amortization

(EBITDA); (d) net earnings; (e) total stockholder return; (f) return on equity; (g) return on assets, investment, or capital employed; (h) operating margin; (i) gross margin; (j) operating income; (k) net income (before or after taxes); (l) net operating income; (m) net operating income after tax; (n) pre- and after-tax income; (o) pre-tax profit; (p) operating cash flow; (q) sales or revenue targets; (r) increases in revenue or product revenue; (s) expenses and cost reduction goals; (t) improvement in or attainment of expense levels; (u) improvement in or attainment of working capital levels; (v) economic value added; (w) market share; (x) cash flow; (y) cash flow per share; (z) share price performance; (aa) debt reduction; (bb) implementation or completion of projects or processes; (cc) customer satisfaction; (dd) total stockholder return; (ee) stockholders’ equity; and (ff) other measures of performance selected by the Board. Stockholder approval of this proposal will also constitute approval of the foregoing pre-established performance goals for purposes of Section 162(m) of the Code.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance stock awards may not exceed 333,333 shares of common stock.

Terms of Other Awards

The Board may grant other awards based in whole or in part by reference to our common stock. The Board will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with those awards. Unless otherwise specifically provided for in the award agreement, these awards may not be transferred other than by will or by the laws of descent and distribution.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by: (a) causing the participant to tender a cash payment, (b) withholding a portion of the shares otherwise issuable to the participant, or (c) some other method as may be set forth in the stock award agreement.

Changes to Capital Structure

In the event any change is made in the shares subject to the 2005 Plan or any stock award granted thereunder, whether through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately adjust: (a) the class(es) and maximum number of shares subject to the 2005 Plan, (b) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year, (c) the maximum number of shares for which any participant may be granted options and stock appreciation rights per calendar year, (d) the class(es) and number of securities subject to each outstanding stock award under the 2002 Stock Plan that are added from time to time to the share reserve of the 2005 Plan, (e) the class(es) and number of shares and the price per share in effect under each outstanding stock award under the 2005 Plan and (f) the classes and maximum number of securities that may be issued pursuant to the exercise of incentive stock options.

Liquidation or Dissolution; Significant Corporate Transactions; Changes in Control

In the event of a liquidation or dissolution of Hoku, all outstanding stock awards shall terminate immediately prior to the completion of the liquidation or dissolution. However, the Board may, in its sole discretion, cause some or all of the stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the liquidation or dissolution is completed.

In the event of certain significant corporate transactions, outstanding stock awards under the 2005 Plan may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then: (a) with respect to any such stock awards that are held by individuals then performing services for Hoku or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. If repurchase or forfeiture rights are not assigned, then the stock awards will become fully vested.

A significant corporate transaction will be deemed to occur in the event of: (a) the sale or disposition of substantially all of the assets of Hoku and its subsidiaries, if any, (b) a merger or consolidation in which Hoku is not the surviving corporation, (c) sale or other disposition of at least 90% of the outstanding securities of Hoku, or (d) a reverse merger in which Hoku is the surviving corporation, but shares of common stock are converted into other property by virtue of the corporate transaction.

Our Board has the discretion to provide that a stock award under the 2005 Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change of control transactions, whether or not the stock award is assumed, continued or substituted by a surviving or acquiring entity in the transaction or (b) in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change of control transactions. Stock awards held by participants under the 2005 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

The acceleration of stock awards in connection with significant corporate transactions and changes in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Hoku.

Duration, Termination and Amendment

The Board may suspend or terminate the 2005 Plan at any time. The 2005 Plan is scheduled to terminate no later than March 23, 2015. No rights may be granted under the 2005 Plan while the 2005 Plan is suspended or after it is terminated.

2005 Plan Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and Hoku with respect to participation in the 2005 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the 2005 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Hoku by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Hoku will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of: (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Bonuses and Restricted Stock. Upon receipt of a stock bonus or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock bonus or restricted stock award are unvested and subject to repurchase by Hoku in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Hoku’s repurchase right lapses, an amount equal to the excess of: (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of: (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and Hoku will be required to satisfy certain tax withholding requirements applicable to such income. Hoku will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a stock bonus or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Unit Awards. No taxable income is recognized upon receipt of a stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Hoku is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Hoku, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (a) such awards are granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that all options and stock appreciation rights granted with a strike price at least 100% of the fair market value of the stock subject to the stock appreciation right on the date of grant qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

Compensation attributable to performance stock awards will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by a compensation committee or committee of the Board comprised solely of “outside directors,” while the outcome is substantially uncertain, (c) a compensation committee or committee of the Board comprised solely of “outside directors” certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR 2005 NON-EMPLOYEE DIRECTORS’ STOCK OPTION

PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR

ISSUANCE PURSUANT TO OPTIONS

We are requesting that the stockholders approve an amendment to Hoku’s 2005 Non-Employee Directors’ Stock Option Plan, or the Directors Plan, to increase the number of shares of common stock reserved for issuance pursuant to stock options from 66,666 to 93,332. As a result of the recent investment transaction with Tianwei, we increased the size of our board from five directors to seven directors. We currently have six directors that qualify as non-employee directors. Prior to the Tianwei investment transaction, we had three directors that qualified as non-employee directors. The proposed amendments will allow us to make an initial grant of options to our four new non-employee directors and to continue providing an annual grant of stock options to our non-employee directors. Accordingly, the amendments will allow Hoku to continue to attract and retain qualified and experienced individuals to serve as members of our Board.

The Board previously adopted the Directors Plan on March 24, 2005 and the Directors Plan was approved by Hoku’s stockholders on July 11, 2005. The Board adopted the Directors Plan to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of non-employee directors of Hoku, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our common stock through the grant of option awards, and thereby align the long-term compensation and interests of those individuals with the stockholders. Non-employee directors of Hoku are eligible to participate in the Directors Plan.

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the Fiscal Year 2009 Annual Meeting, will be required to approve the amendments to the Directors Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Should the stockholders fail to approve the Directors Plan, as amended, the Directors Plan will remain in effect without the proposed amendments that are the subject of this proposal.

The terms and provisions of the Directors Plan, if approved as proposed, are summarized below. This summary, however, does not purport to be a complete description of the Directors Plan. The following summary is qualified in its entirety by reference to the complete text of the Directors Plan, as amended. The full text of the Amended and Restated 2005 Non-Employee Directors’ Stock Option Plan, if approved as proposed, will be substantially in the form attached hereto as Annex C. We encourage you to read the amendments to the Directors Plan in their entirety, as it is the legal document that will effect the proposed amendments.

General

The Directors Plan provides for the grant of nonstatutory stock options through a series of automatic, non-discretionary option grants over their period of service on the Board. Nonstatutory stock options granted under the Directors Plan are not intended to qualify as incentive stock options under the Code. See “Directors Plan Federal Income Tax Information” for a discussion of the tax treatment of options.

Automatic Grants

Pursuant to the terms of the Directors Plan, any individual who becomes a non-employee director for the first time will automatically be granted an initial grant to purchase 20,000 shares of common stock upon election or appointment to our Board of Directors. Any person who is a non-employee director on the date of an annual meeting of our stockholders and has served as a non-employee director for at least six months prior to that annual meeting will automatically be granted on that date an option to purchase 6,666 shares of common stock.

Administration

The Board has the authority to determine the provisions of each option to the extent not specified in the Directors Plan. As administrator of the Directors Plan, the Board has the authority to construe and interpret its provisions. The Board has the authority to amend an option to reduce its exercise price or exchange an outstanding option for an option with a lower exercise price.

Eligibility

Options may be granted only to non-employee directors.

Stock Subject to the Directors Plan

The aggregate number of shares of common stock that may be issued pursuant to options granted under the Directors Plan, if approved as proposed, is 93,332 shares. The number of shares of our common stock reserved for issuance will automatically increase on April 1st of each year (through 2014) by the number of shares of common stock subject to options granted during the preceding fiscal year, less the number of shares that reverted back to the share reserve during the preceding fiscal year. However, our Board of Directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased prior to the last day of any fiscal year. If any option expires or terminates for any reason, in whole or in part, without having been exercised in full, the shares of common stock not acquired under that option will become available for future issuance under the Directors Plan. Shares issued under the Directors Plan may be previously unissued shares or shares reacquired in the market or otherwise.

As of January 15, 2010, options (net of canceled or expired options) covering an aggregate of 73,328 shares of common stock had been granted under the Directors Plan, and approximately 66,666 shares of common stock (93,332 shares of common stock if the proposed amendment is approved) remained available for future grants under the Directors Plan. The shares of common stock that remain available for future grants under the Directors Plan do not include any shares that might in the future be returned to the Directors Plan as a result of the cancellation or expiration of options.

During the fiscal year ended March 31, 2009, Hoku granted options to purchase an aggregate of 19,998 shares of common stock under the Directors Plan to non-employee directors at a price of $5.55 per share. All options granted under the Directors Plan during fiscal 2009 were granted with exercise prices at least equal to 100% of the fair market value of our common stock on the date of the grant. As of January 15, 2010, the closing price of our common stock as reported on NASDAQ was $2.61 per share.

Terms of Options

Options may be granted under the Directors Plan pursuant to stock option agreements adopted by the Board. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of the options granted under the Directors Plan will be equal to the fair market value of the common stock on the date of grant.

Consideration. The exercise price of options granted under the Directors Plan may, at the discretion of the Board, be paid in: (a) cash, check, or other cash equivalents, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of common stock.

Vesting. The initial grant to purchase 20,000 shares of common stock will vest each month as to 1/36th of the shares subject to the grant so long as such person is a director. The annual grant to purchase 6,666 shares of common stock will vest each month as to 1/12th of the shares subject to the grant commencing on the second anniversary of the date of grant. Vesting ceases when the optionee is no longer in our service as a non-employee director.

Term. No option granted under the Directors Plan will be exercisable after the expiration of ten years from the date it was granted.

Termination of Service. If an optionee’s service relationship with us or any of our affiliates ceases for any reason, then the optionee will be able to exercise his or her vested options for the term provided in the stock option agreement, which generally will be three months, 12 months in the event of disability or 18 months in the event of death, or if an optionee dies within the three-month period following termination of service, but in no event beyond the option term. If an optionee’s service terminates within 12 months following a specified change of control transaction, the optionee may exercise vested options for a period of 12 months following the effective date of the transaction but in no event beyond the option term.

Restrictions on Transfer. Options granted under the Directors Plan will generally not be transferable other than by will or by the laws of descent and distribution and will be exercisable during the life of the optionee only by the optionee. However, an option may be transferred for no consideration upon written consent of our Board if:

•	at the time of transfer, a Form S-8 registration statement under the Securities Act of 1933, as amended, is available for the issuance of shares upon the exercise of the transferred option; or

•	the transfer is to the optionee’s employer or an affiliate of the optionee’s employer at the time of transfer.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to an option by: (a) causing the participant to tender a cash payment, (b) withholding a portion of the shares otherwise issuable to the participant, or (c) some other method as may be set forth in the option agreement.

Changes to Capital Structure

In the event any change is made in the shares subject to the Directors Plan or any option granted thereunder, whether through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately adjust: (a) the class(es) and maximum number of shares subject to the Directors Plan, (b) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year, (c) the maximum number of shares for which the nondiscretionary grants of options are made per calendar year, and (d) the class(es) and number of shares and the price per share in effect under each outstanding option under the Directors Plan.

Liquidation or Dissolution; Significant Corporate Transactions; Changes in Control

In the event of a liquidation or dissolution of Hoku, all outstanding options shall terminate immediately prior to the completion of the liquidation or dissolution.

In the event of certain significant corporate transactions, all outstanding options under the Directors Plan may be either assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such options, then: (a) with respect to any such options that are held by optionees then performing services for Hoku or our affiliates, the vesting and exercisability provisions of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding options will be terminated if not exercised prior to the effective date of the corporate transaction.

A significant corporate transaction will be deemed to occur in the event of: (a) the sale or disposition of substantially all of the assets of Hoku and its subsidiaries, if any, (b) a merger or consolidation in which Hoku is not the surviving corporation, or (c) sale or other disposition of at least 90% of the outstanding securities of Hoku.

In the event of specified change of control transactions, outstanding options under the Directors Plan held by non-employee directors whose service has not terminated prior to such a change of control and non-employee directors whose service terminates as a condition for the closing of such a change of control will accelerate in full. If an optionee’s relationship with us, or any of our affiliates, ceases within 12 months following a specified change of control transaction, the optionee may exercise any vested options for a period of 12 months following the effective date of that transaction.

The acceleration of options in connection with significant corporate transactions and changes in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Hoku.

Duration, Termination and Amendment

The Board may suspend or terminate the Directors Plan at any time. No rights may be granted under the Directors Plan while the Directors Plan is suspended or after it is terminated.

Directors Plan Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and Hoku with respect to participation in the Directors Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares issuable upon exercise of outstanding stock options, the weighted-average exercise price of the outstanding options, and the number of stock options remaining for future issuance for each of our equity compensation plans as of March 31, 2009 are summarized as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	505,445	$2.40	(3)	1,038,171	(4)
Equity compensation plans not approved by security holders(2)	—	—		—

Total	505,445	$2.40	(3)	1,038,171	(4)

(1)	This row includes our 2002 Stock Plan, 2005 Equity Incentive Plan, and 2005 Non-Employee Directors’ Stock Option Plan.
(2)	All of our equity compensation plans have been approved by our stockholders.
(3)	Represents weighted average exercise price of outstanding options only.
(4)	The number of shares of common stock reserved for issuance under our 2005 Equity Incentive Plan will automatically increase on April 1st of each year, from 2006 through 2014, in an amount equal to the lesser of 133,333 shares of our common stock or the number of shares of common stock granted pursuant to stock awards in the prior fiscal year. The number of shares of our common stock reserved for issuance under our 2005 Non-Employee Directors’ Stock Option Plan will automatically increase on April 1st of each year, from 2006 through 2014, by the number of shares of common stock subject to options granted during the preceding fiscal year, less the number of shares that reverted back to the share reserve during the preceding fiscal year. Our Board has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased under both plans prior to the last day of any fiscal year.

Please see the proposed amendments to the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Stock Option Plan described in Proposals 4 and 5, above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Approval Policy

Related party transactions are governed by our Code of Conduct and our management monitors adherence to the Code of Conduct. In addition, each director and executive officer annually delivers to Hoku a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director, executive officer, or their respective family members, and Hoku participates, and in which the director, executive officer, or such family member, has a material interest. The Audit Committee is responsible for the review, approval, or ratification of such related party transactions. Under SEC rules, a related party is a director, officer, nominee for director, or 5% stockholder of Hoku and their immediate family members. Transactions involving related parties are reviewed by the Audit Committee which determines whether the related party has a material interest in a transaction and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

Related Party Transactions and Relationships

During fiscal 2009, we had the following related party relationships:

Registration Rights Agreement

We have entered into an agreement with certain holders of our common stock, including directors and executive officers, including entities with which certain of our directors are affiliated, that provides for certain rights relating to the registration of their shares of common stock that were issued upon conversion of their preferred stock upon the closing of our initial public offering in August 2005. The directors and executive officers that are parties to this agreement are Dustin M. Shindo and Karl M. Taft III.

Change of Control Arrangement

We have entered into a stock restriction and change of control agreement with Darryl S. Nakamoto, our Chief Financial Officer, Treasurer and Secretary, Scott B. Paul, our Chief Operating Officer, and Karl M. Taft, our Chief Technology Officer. For information regarding this agreement, see “Executive Compensation—Severance and Change of Control Agreements” above.

Employment Relationship

Ryan Shindo, our Director of Operations, is the brother of Dustin M. Shindo, our Chairman of the Board, President and Chief Executive Officer. Ryan Shindo has an annual salary of $50,000 that was effective July 1, 2007. Previously, Mr. Shindo’s annual salary was $40,000. In fiscal 2009, Mr. Shindo received a $5,000 cash incentive payment.

In fiscal 2007, Ryan Shindo received a stock award of 649 shares of common stock with a fair market value of $1,999. During fiscal 2007, we awarded 3,000 stock options at an exercise price of $2.75. During fiscal 2009, we expensed $16,962, relating to stock options granted to Ryan Shindo in prior fiscal years.

Consulting Agreement

Pursuant to a Consulting Agreement, dated August 20, 2006, by and between us and Paul K. Yonamine, a former member of our Board of Directors, Mr. Yonamine agreed to make introductions to senior level executives and to facilitate business discussions with companies in Japan as we may request. These services included attending meetings in Japan, participating in conference calls, and drafting written correspondence on our behalf. In consideration for these services, all the stock options Mr. Yonamine received as a member of our Board of

Directors continued to vest in accordance with their terms. Mr. Yonamine holds stock options to purchase 19,259 shares of common stock. Mr. Yonamine will not receive any other cash or other compensation for his services. We reimbursed Mr. Yonamine for all pre-approved out-of-pocket expenses incurred in rendering such services. The Consulting Agreement was effective as of September 7, 2006 and was terminated on June 30, 2008.

Pursuant to a Consulting Agreement, dated December 22, 2009, by and between us and Kenton Eldridge, a former member of our Board of Directors, Mr. Eldridge agreed to assist with fundraising efforts for renewable energy projects in Hawaii as we may request. In consideration for these services, all of the stock options Mr. Eldridge received as a member of our Board of Directors continue to vest in accordance with their terms. Mr. Eldridge holds stock options to purchase 53,331 shares of common stock. Mr. Eldridge will not receive any other cash or other compensation for his services. We will reimburse Mr. Eldridge for all pre-approved out-of-pocket expenses incurred in rendering such services. The Consulting Agreement is effective as of December 22, 2009 and shall terminate on December 22, 2010.

We believe that all of the transactions described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Director and Officer Indemnification

Our Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors. In addition, as permitted by our Amended and Restated Bylaws, we have entered into agreements to indemnify our directors and executive officers to the fullest extent permitted under Delaware law.

All future transactions between us and our executive officers, directors, principal stockholders and their affiliates will be approved by our Audit Committee.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Hoku stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Secretary, Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814 or contact Darryl S. Nakamoto at (808) 682-7800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Fiscal Year 2009 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Dustin M. Shindo

Dustin M. Shindo,

Chairman of the Board, President and Chief Executive Officer

March 1, 2010

A copy of Hoku’s Annual Report to the Securities and Exchange Commission for the fiscal year ended March 31, 2009 is available without charge upon written request to: Secretary, Hoku Scientific, Inc., 1288 Ala Moana Boulevard, Suite 220, Honolulu, Hawaii 96814. A copy of Hoku’s Annual Report may also be obtained at www.hokucorp.com.

ANNEX A

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

HOKU SCIENTIFIC, INC.

Hoku Scientific, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), hereby certifies as follows:

FIRST: The Board of Directors of the Company, at a duly constituted meeting held in accordance with the General Corporation Law of the State of Delaware and the Amended and Restated Bylaws of the Company, duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Company, declaring the advisability of such amendment, and directing that the proposed amendment be submitted to the stockholders for their consideration. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That in accordance with Section 242 of the General Corporation Law of the State of Delaware, the Board adopts and approves, and recommends that the Company’s stockholders adopt and approve the amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amendment”) changing the Article thereof numbered “I” so that, as amended, Article I shall read in its entirety as follows:

The name of the corporation is HOKU CORPORATION (the “Company”).

SECOND: The Amendment to the Amended and Restated Certificate of Incorporation as set forth above was duly adopted and approved by the holders of at least a majority of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders of the Corporation held in accordance with Section 211 of the General Corporation Law of the State of Delaware.

THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Hoku Scientific, Inc. has caused this Certificate of Amendment to be signed by Dustin M. Shindo, a duly authorized officer of the Company, on                     , 2010.

HOKU SCIENTIFIC, INC.

By:
Dustin M. Shindo President and Chief Executive Officer

A-1

ANNEX B

HOKU SCIENTIFIC, INC.

AMENDED AND RESTATED

2005 EQUITY INCENTIVE PLAN

ADOPTED: MARCH 24, 2005

APPROVED BY STOCKHOLDERS: JULY 11, 2005

AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD: JANUARY 26, 2010

AMENDMENT AND RESTATEMENT SUBJECT TO APPROVAL BY STOCKHOLDERS:

TERMINATION DATE: MARCH 23, 2015

1. GENERAL.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors, and Consultants.

(b) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards, and (vii) Other Stock Awards.

(c) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any material contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Hoku Scientific, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders’ equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ii) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. The Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(jj) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award.

(kk) “Plan” means this Hoku Scientific, Inc. Amended and Restated 2005 Equity Incentive Plan.

(ll) “Prior Plan” means the Company’s 2002 Stock Plan in effect immediately prior to the effective date of the Plan as set forth in Section 14.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(pp) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(qq) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award, or any Other Stock Award.

(rr) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(tt) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(vv) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ww) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(xx) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(yy) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(zz) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Award shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan; (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (a) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (b) a Stock Purchase Award, (c) a Stock Bonus Award, (d) a Stock Appreciation Right, (e) a Stock Unit Award, (f) an Other Stock Award, (g) cash, and/or (h) other valuable consideration (as determined by the Board, in its sole discretion); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv) To amend the Plan or a Stock Award as provided in Section 12.

(v) To terminate or suspend the Plan as provided in Section 13.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(t)(ii) above.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate One Million Sixty-Eight Thousand Five Hundred Ninety (1,068,590) shares of Common Stock; provided, however, that number of shares of Common Stock available for issuance under the Plan shall automatically increase on April 1st of each year commencing in 2010 and ending on (and including) April 1, 2014, in an amount equal to the lesser of (i) one hundred thirty-three thousand three hundred thirty-three (133,333) shares of Common Stock or (ii) the number of shares of Common Stock granted pursuant to Stock Awards in the prior fiscal year. Notwithstanding the foregoing, the Board may act prior to the first day of any fiscal year, to increase the share reserve by a number of shares of Common Stock as the Board shall determine, which number shall be less than each of (i) and (ii).

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or if any shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 3(b)(iii), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be One Million Sixty-Eight Thousand Five Hundred Ninety (1,068,590) shares of Common Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to Stock Awards pursuant to Section 4(a).

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than three hundred thirty-three thousand three hundred thirty-three (333,333) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. The Board shall determine the term of an Option; provided, however, that subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of grant.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, (ii) by past or future services rendered to the Company or an Affiliate, or (iii) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock

Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the

Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(h) Performance Stock Awards. A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this Section 10(h) shall not exceed the value of three hundred thirty-three thousand three hundred thirty-three (333,333) shares of Common Stock.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 4(a), (iii) the class(es) and number of securities subject to each outstanding stock award under the Prior Plan that are added from time to time to the share reserve under the Plan pursuant to Section 4(a), (iv) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (v) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 5(c) and 10(h), and (vi) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii) Stock Awards Held by Participants and Recent Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated as of the effective time of the Corporate Transaction (referred to as the “Participants and Recent Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Other Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Participants and Recent Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to

Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

14. AMENDMENT AND RESTATEMENT OF PLAN.

The Plan initially was established effective as of the IPO Date and named the “2005 Equity Incentive Plan” (the “Initial Plan”). The Initial Plan was thereafter was amended and restated in its entirety on July 17, 2006 (the “Amended and Restated Plan”). The Amended and Restated Plan is hereby amended and restated in its entirety, effective as of its adoption by the Board. The terms of the Plan shall apply to all Stock Awards made pursuant to both the Initial Plan and the Amended and Restated Plan.

15. CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

ANNEX C

HOKU SCIENTIFIC, INC.

AMENDED AND RESTATED

2005 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

ADOPTED: MARCH 24, 2005

APPROVED BY STOCKHOLDERS: JULY 11, 2005

AMENDMENT AND RESTATEMENT APPROVED BY THE BOARD: JANUARY 26, 2010

AMENDMENT AND RESTATEMENT SUBJECT TO APPROVAL BY STOCKHOLDERS:

1. GENERAL.

(a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

(b) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate by giving them an opportunity to benefit from increases in value of the Common Stock through the automatic grant of Nonstatutory Stock Options.

2. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Accountant” means the independent public accountants of the Company.

(b) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(c) “Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6(b).

(d) “Annual Meeting” means the annual meeting of the stockholders of the Company.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Hoku Scientific, Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l) “Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s service with the Company or an Affiliate, shall not terminate an Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Option only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Optionholder’s leave of absence.

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 6(a).

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(w) “Non-Employee Director” means a Director who is not an Employee.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd) “Plan” means this Hoku Scientific, Inc. Amended and Restated 2005 Non-Employee Directors’ Stock Option Plan.

(ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the provisions of each Option to the extent not specified in the Plan.

(ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Option as provided in Section 12.

(iv) To terminate or suspend the Plan as provided in Section 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate Ninety-Three Thousand Three Hundred Thirty-Two (93,332) shares of Common Stock, plus an automatic annual increase beginning on April 1, 2010 and ending on (and including) April 1, 2014 equal to the number of shares subject to Options granted during the preceding fiscal year less the number of shares added back to the share reserve during the preceding fiscal year pursuant to the provisions of Section 4(b). Notwithstanding the foregoing, the Board may act, prior to the last day of any fiscal year of the Company, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than the amount described in the prior sentence.

(b) Reversion of Shares to the Share Reserve. If an Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld for the payment of taxes or the Option is exercised through a reduction of shares subject to the Option (i.e., “net exercised”), the number of shares that are not delivered to the Optionholder shall remain available for issuance under the Plan. If the exercise price of an Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5. ELIGIBILITY.

The Options shall automatically be granted under the Plan as set forth in Section 6 to all Non-Employee Directors who meet the specified criteria.

6. NON-DISCRETIONARY GRANTS.

(a) Initial Grants. Without any further action of the Board, each person who after the IPO Date is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein.

(b) Annual Grants. Without any further action of the Board, on the date of each Annual Meeting, commencing with the Annual Meeting in 2010, each person who is then a Non-Employee Director and has served as a Non-Employee Director for at least six (6) months prior to such Annual Meeting shall automatically be granted an Annual Grant to purchase six thousand six hundred sixty-six (6,666) shares of Common Stock on the terms and conditions set forth herein.

7. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company (either by actual delivery or attestation) of shares of Common Stock held for more than six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes), or (iii) to the extent permitted by law, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(d) Transferability. Except as otherwise provided for in this Section 7(d), an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable only by the Optionholder during the life of the Optionholder. However, an Option may be transferred for no consideration upon written consent of the Board if (i) at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the issuance of shares by the Company upon the exercise of such transferred Option, or (ii) the transfer is to the Optionholder’s employer at the time of transfer or an affiliate of the Optionholder’s employer at the time of transfer. Any such transfer is subject to such limits as the Board may establish, and subject to the transferee agreeing to remain subject to all the terms and conditions applicable to the Option prior to such transfer. The forgoing right to transfer the Option shall apply to the right to consent to amendments to the Option Agreement for such Option. In addition, until the Optionholder transfers the Option, an Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e) Vesting. Options shall vest as follows:

(i) Initial Grants. 1/36th of the shares shall vest monthly over three (3) years.

(ii) Annual Grants. 1/12th of the shares shall vest monthly commencing on the second anniversary of the date of grant.

(f) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or upon a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement, the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein, the Option shall terminate.

(k) Termination Upon Change in Control. In the event that an Optionholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the date twelve (12) months following the effective date of the Change in Control (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

8. SECURITIES LAW COMPLIANCE.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any Common Stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Options shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

(b) No Service Rights. Nothing in the Plan, any instrument executed, or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring Common Stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the Common Stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of Common Stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

(e) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Option after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 4(a), (iii) the class(es) and number of securities for which the nondiscretionary grants of Options are made pursuant to Section 6, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction.

(i) Options May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (including but not limited to, options to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Options may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation not choose to assume or continue only a portion of an Option or substitute a similar option for only a portion of an Option.

(ii) Options Held by Active Optionholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have not been assumed, continued or substituted and that are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Active Optionholders”), the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Options shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Options Held by Former Optionholders. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to any other Options that have not been assumed, continued or substituted and that are held by persons other than Active Optionholders, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 11(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Options shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Options in Lieu of Exercise. Notwithstanding the foregoing, in the event an Option will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Option may not exercise such Option but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Option would have received upon the exercise of the Option, over (ii) the exercise price payable by the Optionholder in connection with such exercise.

(d) Change in Control. In the event that an Optionholder (i) is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, or (ii) is removed from his or her position as a Non-Employee Director in connection with a Change in Control, the outstanding Options held by such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation or removal (and contingent upon the effectiveness of such Change in Control).

(e) Parachute Payments.

(i) If the acceleration of the vesting and exercisability of Options provided for in Sections 11(c) and 11(d), together with payments and other benefits of an Optionholder, (collectively, the “Payment”) (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 11(e) would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the “Excise Tax”), then such Payment shall be either (1) provided to such Optionholder in full, or (2) provided to such Optionholder as to such lesser extent that would result in no portion of such Payment being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

(ii) Unless the Company and such Optionholder otherwise agree in writing, any determination required under this Section 11(e) shall be made in writing in good faith by the Accountant. If a reduction in the Payment is to be made as provided above, reductions shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date that triggers the Payment or a portion thereof): (i) reduction of cash payments; (ii) cancellation of accelerated vesting of Options; and (iii) reduction of other benefits paid to the Optionholder. If acceleration of vesting of Options is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of date of grant of Options (i.e., the earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.

(iii) For purposes of making the calculations required by this Section 11(e), the Accountant may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountant such information and documents as the Accountant may reasonably request in order to make such a determination. The Company shall bear all costs the Accountant may reasonably incur in connection with any calculations contemplated by this Section 11(e).

(iv) If, notwithstanding any reduction described above, the Internal Revenue Service (the “IRS”) determines that the Optionholder is liable for the Excise Tax as a result of the Payment, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or, in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the Payment (the “Repayment Amount”). The Repayment Amount with respect to the Payment shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder’s net after-tax proceeds with respect to the Payment (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on the Payment) shall be maximized. The Repayment Amount with respect to the Payment shall be zero if a Repayment Amount of more than zero would not result in the Optionholder’s net after-tax proceeds with respect to the Payment being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

(v) Notwithstanding any other provision of this Section 11(e), if (i) there is a reduction in the Payment as described above, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder’s net after-tax proceeds of the Payment (calculated as if the Payment had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay or otherwise provide to the Optionholder that portion of the Payment that was reduced pursuant to this Section 11(e) contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder’s net after-tax proceeds with respect to the Payment are maximized.

(vi) If the Optionholder either (i) brings any action to enforce rights pursuant to this Section 11(e), or (ii) defends any legal challenge to his or her rights under this Section 11(e), the Optionholder shall be entitled to recover attorneys’ fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that if such action is commenced by the Optionholder, the court finds that the action was brought in good faith.

12. AMENDMENT OF THE PLAN AND OPTIONS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.

(c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Optionholder, and (ii) such Optionholder consents in writing.

(d) Amendment of Options. The Board, at any time and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder, and (ii) the Optionholder consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14. AMENDMENT AND RESTATEMENT OF PLAN.

The Plan initially was established effective as of the IPO Date and named the “2005 Non-Employee Directors’ Stock Option Plan (the “Initial Plan”). The Initial Plan is hereby amended and restated in its entirety, effective as of its adoption by the Board. The terms of the Plan shall apply to all Options made pursuant to the Initial Plan and this amended and restated Plan.

15. CHOICE OF LAW.

The law of the state of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY - (Continued from reverse side)

Hoku Scientific, Inc. Fiscal Year 2009 Annual Meeting Proxy Card

Please mark your

votes like this

x

The Board of Directors recommends a vote “FOR” the nominees for director listed below and a vote “FOR” proposals 2, 3, 4 and 5.

1. Election of directors.

(Instruction: To withhold authority to vote for the individual nominee, strike such nominee’s name from the list below.)

NOMINEES:

Dean K. Hirata

Wei Xia

FOR the nominees listed to the left

WITHHOLD AUTHORITY to vote

2. To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010.

For Against Abstain

3. To approve an amendment to our Certificate of Incorporation to change our name from Hoku Scientific, Inc. to Hoku Corporation.

For Against Abstain

4. To approve an amendment to our 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to stock awards.

For Against Abstain

5. To approve an amendment to our 2005 Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance pursuant to options.

For Against Abstain

OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at the Fiscal Year 2009 Annual Meeting. If any other matters are properly brought before the Fiscal Year 2009 Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors and FOR each of the proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature

Signature if held jointly

Dated

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

HOKU SCIENTIFIC, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE FISCAL YEAR 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MARCH 15, 2010

The undersigned hereby appoints Dustin M. Shindo and Darryl S. Nakamoto and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of Hoku Scientific, Inc. which the undersigned may be entitled to vote at the Fiscal Year 2009 Annual Meeting of Stockholders of Hoku Scientific, Inc. to be held on Monday, March 15, 2010 at 11:00 a.m. local time, at the Outrigger Waikiki on the Beach, 2335 Kalakaua Avenue, Honolulu, Hawaii 96815 and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Fiscal Year 2009 Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be dated and signed on reverse side)